                                                                   Exhibit 10.33
                                                                   -------------


                             AMENDED AND RESTATED

                               CREDIT AGREEMENT

                                     among

                      VOYAGER INFORMATION NETWORKS, INC.


                           THE SEVERAL LENDERS FROM
                          TIME TO TIME PARTIES HERETO

                                      AND

                              FLEET NATIONAL BANK

                                   AS AGENT


                           Dated as of July 26, 1999






                               TABLE OF CONTENTS
                               -----------------

                                                                      Page No.
                                                                      --------

I. GENERAL TERMS                                                         1

 1.01. REDUCING REVOLVING FACILITIES                                     1

 1.02. INTEREST ON THE NOTES                                             3

 1.03. LOAN REQUESTS; TYPE OF LOAN                                       6

 1.04. LOAN DISBURSEMENTS                                                7

 1.05. PREPAYMENTS AND TERMINATION OR REDUCTION OF THE COMMITMENTS       7

 1.06. FEES                                                             10

 1.07. REQUIREMENTS OF LAW                                              11

 1.08. LIMITATIONS ON LIBOR LOANS; ILLEGALITY                           12

 1.09. TAXES                                                            13

 1.10. INDEMNIFICATION                                                  14

 1.11. PAYMENTS UNDER THE NOTES                                         15

 1.12. SET-OFF, ETC.                                                    15

 1.13. PRO RATA TREATMENT; SHARING                                      16

 1.14. NON-RECEIPT OF FUNDS BY THE AGENT                                17

 1.15. REPLACEMENT OF NOTES                                             18

II. SECURITY; SUBORDINATION; USE OF PROCEEDS                            18

 2.01. SECURITY FOR THE OBLIGATIONS; SUBORDINATION; ETC.                18

 2.02. USE OF PROCEEDS; SCHEDULE OF SOURCES AND USES                    19

III. CONDITIONS OF MAKING THE LOANS                                    19

 3.01. CONDITIONS TO THE AGREEMENT                                      19

 3.02. ALL LOANS                                                        21

 3.03. LENDER APPROVALS                                                 21

IV. REPRESENTATIONS AND WARRANTIES                                      22

 4.01. FINANCIAL STATEMENTS                                             22

 4.02. ORGANIZATION, QUALIFICATION, ETC.                                22

 4.03. AUTHORIZATION; COMPLIANCE; ETC.                                  22

 4.04. GOVERNMENTAL AND OTHER CONSENTS, ETC.                            23

 4.05. COMPLIANCE WITH LAWS AND AGREEMENTS                              23

 4.06. PROPRIETARY RIGHTS; THE PUBLICATIONS                             23

 4.07. LITIGATION                                                       23

 4.08. MATERIAL AGREEMENTS                                              24

 4.09. TITLE TO PROPERTIES; CONDITION OF PROPERTIES                     24

 4.010. SOLVENCY                                                        24

 4.11. FULL DISCLOSURE                                                  25

 4.12. MARGIN STOCK                                                     25

 4.13. TAX RETURNS                                                      25

 4.14. PENSION PLANS, ETC.                                              25

 4.15. PROJECTIONS                                                      26

 4.16. BROKERS, ETC.                                                    26

 4.17. CAPITALIZATION                                                   26

 4.18. ENVIRONMENTAL COMPLIANCE                                         26

 4.19. INVESTMENT COMPANY ACT                                           27

 4.20. LABOR MATTERS                                                    27

 4.21. YEAR 2000                                                        27

 4.22. HART-SCOTT RODINO ACT                                            27
 ----  ---------------------

V. FINANCIAL COVENANTS                                                  28

 5.01. LEVERAGE                                                         28

 5.02. FIXED CHARGES                                                    28

 5.03. TOTAL INTEREST COVERAGE                                          28

 5.04. MAXIMUM CHURN                                                    29
 ----  -------------

VI. AFFIRMATIVE COVENANTS                                               29

 6.01. PRESERVATION OF ASSETS; COMPLIANCE WITH LAWS, ETC.               29

 6.02. INSURANCE                                                        30

 6.03. TAXES, ETC.                                                      32

 6.04. NOTICE OF PROCEEDINGS, DEFAULTS, ADVERSE CHANGE, ETC.            32

 6.05. FINANCIAL STATEMENTS AND REPORTS                                 33

 6.06. INSPECTION                                                       34

 6.07. ACCOUNTING SYSTEM                                                35

 6.08. ADDITIONAL ASSURANCES                                            35

 6.09. COMPLIANCE WITH ENVIRONMENTAL LAWS                               35

 6.10. INTEREST RATE PROTECTION                                         36

 6.11. YEAR 2000 COMPLIANCE                                             36

 6.12. THE OFFERING                                                     37
 ----      --------

VII. NEGATIVE COVENANTS                                                 37

 7.01. INDEBTEDNESS                                                     37

 7.02. LIENS                                                            37

 7.03. DISPOSITION OF ASSETS; ETC.                                      38

 7.04. FUNDAMENTAL CHANGES; ACQUISITIONS; RESTRICTED PAYMENTS           39

 7.05. MANAGEMENT                                                       40

 7.06. SALE AND LEASEBACK                                               40

 7.07. INVESTMENTS                                                      40

 7.08. CHANGE IN BUSINESS                                               40

 7.09. ACCOUNTS RECEIVABLE                                              40

 7.10. TRANSACTIONS WITH AFFILIATES                                     40

 7.11. AMENDMENT OF CERTAIN AGREEMENTS, ETC.                            40

 7.12. ERISA                                                            40

 7.13. MARGIN STOCK                                                     41

 7.14. NEGATIVE PLEDGES, ETC.                                           41

VIII.  DEFAULTS                                                         41

IX. REMEDIES ON DEFAULT, ETC.                                           43

X.  THE AGENT                                                           44

 10.01. APPOINTMENT, POWERS AND IMMUNITIES                              44

 10.02. RELIANCE BY AGENT                                               45

 10.03. EVENTS OF DEFAULT                                               45

 10.04. RIGHTS AS A LENDER                                              45

 10.05. INDEMNIFICATION                                                 46

 10.06. NON-RELIANCE ON AGENT AND OTHER LENDERS                         46

 10.07. FAILURE TO ACT                                                  46

 10.08. RESIGNATION  OF AGENT                                           46

 10.09. COOPERATION OF LENDERS                                          47

XI. DEFINITIONS                                                         47

XII. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS; ACTIONS BY THE LENDERS   65

XIII. BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS              67

XIV.  MISCELLANEOUS                                                     70

 14.01. SURVIVAL                                                        70

 14.02. FEES AND EXPENSES; INDEMNITY; ETC.                              70

 14.03. NOTICE                                                          70

 14.04. GOVERNING LAW                                                   72

 14.05. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL                   72

 14.06. SEVERABILITY                                                    73

 14.07. SECTION HEADINGS, ETC.                                          73

 14.08. SEVERAL NATURE OF LENDERS' OBLIGATIONS                          73

 14.09. COUNTERPARTS                                                    73

 14.10. KNOWLEDGE AND DISCOVERY                                         73

 14.11. AMENDMENT OF OTHER AGREEMENTS                                   73

 14.12. DISCLAIMER OF RELIANCE                                          73

 14.13. ENVIRONMENTAL INDEMNIFICATION                                   74

 14.14.  INTEGRATION                                                    74

                               INDEX OF SCHEDULES
                               ------------------

Schedule 1.01(a)             Allocation of Commitments
Schedule 1.01(b)             Form of Reducing Revolving Credit Note
Schedule 1.03(a)             Form of Loan Request
Schedule 1.03(d)             Form of Interest Rate Option Notice
Schedule 3.01(c)             Omnibus Officers'  Certificate
Schedule 4.01                Opening Balance Sheet
Schedule 4.02                Organization; Qualification
Schedule 4.04                Consents
Schedule 4.06                Proprietary Rights
Schedule 4.07                Litigation
Schedule 4.14                Pension Plans
Schedule 4.15                Projections
Schedule 4.17                Capitalization
Schedule 6.05                Compliance Report
Schedule 7.01                Permitted Indebtedness
Schedule 7.02                Permitted Liens
Schedule 11                  Officer's Compliance Certificate:  Permitted
                             Acquisitions
Schedule 13(b)(iii)          Form of Assignment and Acceptance
Schedule 13(b)(iv)           Form of Notice of Assignment and
                             Acceptance

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


     THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 26, 1999, by and among VOYAGER INFORMATION NETWORKS, INC. (the "Borrower"), a Michigan
                                                   --------
corporation that is wholly-owned by Voyager.net, Inc. (f/k/a Voyager Holdings, Inc.), a Delaware corporation (the "Parent"); the financial institutions which
                                    ------
are now, or in accordance with ARTICLE XIII hereafter become, parties hereto by execution of the signature pages to this Agreement or otherwise (collectively, the "Lenders" and each individually, a "Lender"); and FLEET NATIONAL BANK, as
     -------                            ------
Agent for the Lenders (in such capacity as Agent, together with its successors and assigns in such capacity, the "Agent").
                                   -----

                                    RECITALS
                                    --------

     A. The Borrower is an Internet service provider with primary operations in the Midwestern United States.

     B. The Borrower, the Agent and the Lenders are parties to that certain Credit Agreement dated as of September 23, 1998 (as amended by the First Amendment to Credit Agreement dated as of April 13, 1999, the "Original
                                                               --------
Agreement").
---------

     C. The Borrower desires to (i) obtain funds for Capital Expenditures, to finance the Borrower's debt service, for future acquisitions and for working capital purposes, and (ii) amend and restate the Original Agreement to make certain amendments, modifications and revisions to the terms thereof.

     NOW THEREFORE, the parties hereto, intending to be legally bound, and in consideration of the foregoing and the mutual covenants contained herein, hereby agree that the Original Agreement be, and hereby is, amended and restated to read in its entirety (but retaining references to the foregoing Recitals) as follows:

     I.  GENERAL TERMS
         -------------

     Section 1.01.  REDUCING REVOLVING FACILITIES.
     ------------   -----------------------------

     (a) (i) On the Closing Date, subject to the terms and conditions contained in this Agreement, the Lenders agree to establish in favor of the Borrower reducing revolving credit facilities in the aggregate principal amount of $60,000,000, allocated among the Lenders as set forth in Schedule 1.01(a)
                                                         ----------------
(collectively, in either case, as reduced pursuant to Section 1.01(e), the "Commitments" and, with respect to each Lender's allocation thereof, its
 -----------
"Commitment"), which Commitments shall expire on June 30, 2005 (such date, or
 ----------
such earlier date as the Commitments shall expire or be terminated hereunder, being referred to herein as the "Maturity Date").
                                 -------------

     (b) The borrowings under the Commitments (such borrowings being referred to as "Loans") shall be evidenced by those certain Reducing Revolving Credit Notes,
    -----
each in the form attached hereto as SCHEDULE 1.01(B), together with any
                                    ----------------
additional Reducing Revolving Credit Notes issued to any assignee(s) of the Commitments under Article XIII or otherwise issued in substitution therefor or replacement thereof, the "Notes"). The Notes are hereby incorporated by
                          -----
reference herein and made a part hereof.

     (c) From the Closing Date to and including the Maturity Date and within the limits of the aggregate Commitments, the Borrower may borrow, repay and reborrow under this Section 1.01. The Notes shall be paid as required in accordance with
SECTION 1.05 in connection with all mandatory and voluntary reductions of the Commitments.

     (d) The Commitments (i) shall be automatically and permanently reduced on June 30, 2001 and on the last Business Day of each December, March, June and September thereafter (each such date being referred to as a "Quarterly Date"),
                                                             --------------
on each of which dates the Borrower shall repay such amount of the aggregate Notes as shall cause the aggregate outstanding principal balance thereunder to be less than or equal to the Commitments, as so reduced, and (ii) shall expire on the Maturity Date, when all outstanding principal and accrued interest on the Notes shall be due and payable in full. Such quarterly reductions of the Commitments shall be in the amounts set forth below, without giving effect to any other mandatory or optional Commitment reductions and, after giving effect to such quarterly automatic reductions, the maximum aggregate amount of the Commitments shall not exceed the levels set forth below:

                                  AGGREGATE AMOUNT OF AUTOMATIC
        PAYMENT DATE                   PERMANENT REDUCTION                MAXIMUM COMMITMENTS
        ------------                   -------------------                -------------------
  Closing Date                             $       -0-                        $60,000,000
  June 30, 2001                               750,000                          59,250,000
  September 30, 2001                          750,000                          58,500,000
  December 31, 2001                         1,500,000                          57,000,000
  March 31, 2002                            1,500,000                          55,500,000
  June 30, 2002                             1,500,000                          54,000,000
  September 30, 2002                        1,500,000                          52,500,000
  December 31, 2002                         3,000,000                          49,500,000
  March 31, 2003                            3,000,000                          46,500,000
  June 30, 2003                             3,000,000                          43,500,000
  September 30, 2003                        3,000,000                          40,500,000
  December 31, 2003                         4,500,000                          36,000,000
  March 31, 2004                            4,500,000                          31,500,000
  June 30, 2004                             4,500,000                          27,000,000
  September 30, 2004                        4,500,000                          22,500,000
  December 31, 2004                         7,500,000                          15,000,000
  March 31, 2005                            7,500,000                           7,500,000
  June 30, 2005                             7,500,000                         $       - 0 -

     (e) Following a request of the Borrower, the Lenders agree to establish, with the consent of the Required Lenders (which consent may be provided, withheld or conditioned by the Required Lenders in their sole and absolute discretion), a reducing revolving credit facility in the aggregate amount of up to $10,000,000 on terms and conditions substantially similar to the terms hereof or on such terms and conditions as the Required Lenders may determine, provided,
                                                                       --------
however, that no Lender is obligated to increase such Lender's Commitment or
-------
otherwise consent thereto (which consent may be provided, withheld or conditioned by such Lender in its sole and absolute discretion).

     Section 1.02.  INTEREST ON THE NOTES        .
     ------------   ---------------------

     (A) INTEREST RATE .  Subject to the terms and conditions set forth in this
         -------------
SECTION 1.02, the Borrower may elect an interest rate for the outstanding principal balances from time to time of the Notes, or any portion thereof, based upon either the Base Rate or the applicable LIBOR Rate and determined as of any date, as set forth in the table below, as follows:

         (i) the rate for any Base Rate Loan shall be the Base Rate plus the Applicable Margin for Base Rate Loans then in effect; and

         (ii) the rate for any LIBOR Loan shall be the applicable LIBOR Rate plus the Applicable Margin for LIBOR Loans in effect on the first day of the applicable Interest Period.

     (B) DETERMINATION OF APPLICABLE MARGIN.
         ----------------------------------

       (i) The Applicable Margin for Base Rate Loans and LIBOR Loans shall be determined based upon the ratio of (A) Total Funded Debt as of the first day of such Pricing Period to (B) Annualized Adjusted Operating Cash Flow for the three months ended on the last day of the month immediately preceding the first day of such Pricing Period (the "Pricing Ratio"), as
                                                          -------------
     indicated in the following Table:


RATIO OF TOTAL FUNDED DEBT
 TO ANNUALIZED ADJUSTED        APPLICABLE MARGIN:         APPLICABLE MARGIN:
  OPERATING CASH FLOW            BASE RATE LOANS             LIBOR LOANS
-------------------------------------------------------------------------------

Greater than or equal to             1.50%                       2.75%
 4.00:1.00
-------------------------------------------------------------------------------
Less than 4.00:1.00 but              1.25%                       2.50%
 greater than or equal to
 3.50:1.00
-------------------------------------------------------------------------------
Less than 3.50:1.00 but              1.00%                       2.25%
greater than or equal to
 3.00:1.00
-------------------------------------------------------------------------------
Less than 3.00:1.00 but               .75%                       2.00%
greater than or equal to
 2.50:1.00
-------------------------------------------------------------------------------
Less than 2.50:1.00                   .50%                       1.75%
-------------------------------------------------------------------------------

NOTHING IN THIS SECTION 1.02(B) SHALL BE DEEMED TO CONSTITUTE A WAIVER OF THE REQUIREMENTS OF SECTION 5.01, DEFAULT UNDER WHICH WILL RESULT IN AN EVENT OF DEFAULT AND THE IMPOSITION OF THE DEFAULT RATE.

          (ii)  As used in this SECTION 1.02, the term "Pricing Period" shall
                                                        --------------
     mean each period commencing on (A) the date as of which the Borrower is required, under SECTION 6.05 (B) and SECTION 6.05(C), to deliver financial statements and a Compliance Report indicating the applicable Pricing Ratio (in each case, a "Compliance Report Delivery Date") and ending on (B) the next following Compliance Report Delivery Date.

       (iii) The determination of the Applicable Margin for any Pricing Period shall be based on the quarterly financial statements and Compliance Report required to be delivered on the first date of such Pricing Period, as provided above. Notwithstanding the preceding sentence, in the event of any discrepancy between the computation based on such financial statements and Compliance Report and the related audited financial statements furnished pursuant to SECTION 6.05(A) (the "Audited Financial Statements"),
                                                 ----------------------------
     the computation based upon the Audited Financial Statements shall govern, retroactive to the first day of the applicable Pricing Period in which such discrepancy occurred. In the event of a retroactive correction in the determination of the Applicable Margin in favor of the Borrower, the amount of interest thereby refundable to the Borrower shall be applied on the date of such retroactive correction, to prepay interest payable on the Notes.
     If the retroactive correction is in favor of the Lenders, the amount of interest due to the Lenders shall be paid in full to the Agent on the first Quarterly Date after written notice of such correction is provided to the Borrower.

         (iv) Notwithstanding the foregoing, no reduction of the Applicable Margin hereunder shall occur (A) until or unless the Compliance Report for the relevant fiscal period is delivered to the Agent, which Compliance Report demonstrates the basis for such reduction or (B) during the existence of any Default.

         (v) Notwithstanding the foregoing, if the Borrower shall consummate an Acquisition during any Pricing Period, the Applicable Margin for the period commencing on the date of such Acquisition and ending on the last day of such Pricing Period shall be determined based upon the ratio of (A) Total Funded Debt as of the date of such Acquisition to Annualized Operating Cash Flow for the three months ended on the month immediately preceding the date of such Acquisition, as indicated in the table set forth in paragraph (i) of this Section 1.02(b).

     (C) INTEREST PAYMENT DATES.  Interest on the Loans shall be payable in
         ----------------------
arrears, without setoff, deduction or counterclaim, as follows:

         (i) Interest on each Base Rate Loan shall be due and payable on the Quarterly Dates, commencing September 30, 1999, and at maturity, whether by reason of acceleration, prepayment, payment or otherwise, provided that interest accrued on any Base Rate Loan that is converted to a LIBOR Loan shall be paid on the Quarterly Date following the date of such conversion (or, if accrued on a Base Rate Loan which is so converted on a Quarterly Date, on such Quarterly Date). The interest rate on Base Rate Loans shall change on the date of any change in the applicable Base Rate without prior notice thereof being provided to Borrower.

         (ii) Interest on each LIBOR Loan shall be due and payable on the last day of the Interest Period applicable to such Loan and, if such Interest Period exceeds three (3) months, every three (3) months after the beginning of such interest period, until and at maturity, whether by reason of acceleration, prepayment, payment or otherwise.

     (D) COMPUTATIONS. Interest on Base Rate Loans shall be computed on the basis of the actual number of days elapsed over a 365 or 366-day year, as applicable. Interest on LIBOR Loans shall be computed on the basis of the actual number of days elapsed over a 360-day year.

     (E)    EFFECT OF DEFAULTS, ETC.
            ------------------------

         (i) At all times during the existence of any Event of Default, the outstanding principal under the Notes and, to the extent permitted by applicable law, overdue interest, fees, expenses or other amounts payable hereunder or under the other

     Loan Documents shall bear interest at a rate per annum (the "Default Rate")
                                                                  ------------
     equal to two (2.00%) above (a), with respect to Base Rate Loans and overdue interest, fees, expenses and other amounts payable hereunder, the highest interest rate then applicable to any Base Rate Loans and (b), with respect to any LIBOR Loans then in effect (and only until the end of the Interest Period applicable to such LIBOR Loans), the highest interest rate then applicable to any LIBOR Loans.

         (ii) Nothing in this SECTION 1.02(E) shall affect the rights of the Agent or the Lenders to exercise any rights or remedies under the Loan Documents or applicable law arising upon the occurrence of an Event of Default.

     Section 1.03.  LOAN REQUESTS; TYPE OF LOAN         .
     ------------   ---------------------------

     (A) LOAN REQUESTS.  Each request by the Borrower for Loans under the
         -------------
Commitments shall be made not later than (i) 11:00 A.M. (Boston time) on the Business Day prior to the proposed Borrowing Date, if such Loans are Base Rate Loans, or (ii) 11:00 A.M. (Boston time) on the third Business Day prior to the proposed Borrowing Date, if any of such Loans are LIBOR Loans, by telephonic notice to the Agent, confirmed no later than 11:00 A.M. (Boston time) on the next following Business Day by a written Loan Request, in the form of SCHEDULE
                                                                      --------
1.03(a) (each, a "Loan Request"), signed by an Authorized Officer of the
-------           ------------
Borrower and indicating (i) the date of such Loans, (ii) whether such Loans shall be Base Rate Loans or LIBOR Loans and, if so, the Interest Period therefor, and (iii) the use of proceeds thereof, to the extent any such proceeds are not being used for working capital purposes. The Agent shall promptly notify the Lenders of such Loan Request and the information contained therein. Each Loan Request shall, upon such notification by the Agent to the Lenders, be irrevocable and binding on the Borrower.

     (B) CONVERSION TO A DIFFERENT TYPE OF LOAN.  The Borrower may elect from
         --------------------------------------
time to time to convert any outstanding Loans to Base Rate Loans or LIBOR Loans, as the case may be, provided that (i) with respect to any such conversion of LIBOR Loans to Base Rate Loans, the Borrower shall provide the appropriate Interest Rate Option Notice by 11:00 A.M. (Boston time) on the date of such proposed conversion; (ii) with respect to any such conversion of Base Rate Loans to LIBOR Loans, the Borrower shall provide the appropriate Interest Rate Option Notice by 11:00 A.M. (Boston time) at least three Business Days prior to the date of such proposed conversion; (iii) with respect to any such conversion of LIBOR Loans into Base Rate Loans, such conversion shall only be effected on the last day of the Interest Period for such LIBOR Loans unless the required indemnification payments are made under SECTION 1.11; (iv) no Loans may be converted into LIBOR Loans when any Default has occurred and is continuing; (v) the Borrower may have no more than five (5) LIBOR Loans outstanding at any time;
(vi) any conversion of less than all of the outstanding Base Rate Loans into LIBOR Loans shall be in a minimum aggregate principal amount of $500,000 and, if greater, an integral multiple of $100,000; and (viii) any conversion of less than all of the outstanding LIBOR Loans into Base Rate Loans shall be in a minimum aggregate principal amount of $100,000 and, if greater, an integral multiple of $100,000. The Agent shall promptly notify the Lenders of such Interest Rate Option Notice and the information contained therein.

     (C) CONTINUANCE OF AN INTEREST RATE OPTION.  The Borrower may continue any
         --------------------------------------
LIBOR Loans as such upon the expiration of the related Interest Period by providing to the Agent an Interest Rate Option Notice in compliance with the notice provisions set forth in SECTION 1.03(B); provided that no LIBOR Loans may
                                                --------
be continued when any Default has occurred and is continuing, but shall be automatically converted to Base Rate Loans on the last day of the first applicable Interest Period that ends during the continuance of such Default. Base Rate Loans shall be deemed to continue as such until receipt of an Interest Rate Option Notice requesting conversion thereof to LIBOR Loans.

     (D) FORM OF NOTICE.  Each Interest Rate Option Notice shall be
         --------------
substantially in the form of SCHEDULE 1.03(d) and shall specify:  (i) the
                             ----------------
aggregate principal amount of Loans to be continued or converted; (ii) the proposed date thereof; (iii) the Interest Period for such LIBOR Loans; and (iv) whether such Loans shall be LIBOR Loans or Base Rate Loans.

     Section 1.04.  LOAN DISBURSEMENTS.  The Loans shall be made by the
     ------------   ------------------
Lenders pro rata as provided in SECTION 1.13. Not later than 1:00 P.M. (Boston time), in the case of LIBOR Loans, or 3:00 P.M. (Boston time), in the case of Base Rate Loans, on the date specified for any Loans, each Lender shall make available to the Agent the portion of the Loans to be made by it on such date, in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same in immediately available funds in the appropriate account or accounts of the Borrower and by disbursing such funds as indicated in writing in the related Loan Request furnished prior to or, if applicable, on the date such Loans are proposed to be made.

     Section 1.05. PREPAYMENTS AND TERMINATION OR REDUCTION OF THE COMMITMENTS.
     ------------  -----------------------------------------------------------

     (A) VOLUNTARY REDUCTIONS AND RELATED PREPAYMENTS.  At any time prior to the
         --------------------------------------------
Maturity Date, as the case may be, upon at least three (3) Business Days' written notice to the Agent (each, a "Commitment Reduction Notice"), the
                                      ---------------------------
Borrower may permanently terminate or permanently reduce any of the Commitments, without penalty or premium, provided as follows:
                            --------

         (i) any such reduction shall be in an aggregate amount of not less than $250,000 or, if greater, an integral multiple of $250,000;

         (ii)  any such reduction shall apply to each Lender's Commitment pro
                                                                          ---
     rata as provided in SECTION 1.13;
     ----

         (iii) simultaneously with each such reduction, the Borrower (A) shall pay to the Agent, for the ratable account of each Lender, any then accrued unpaid Commitment Fees on the terminated or reduced portion of the respective Commitments, (B) shall repay such amount, if any, of the aggregate principal amount of the Notes as shall be required to cause the outstanding principal balance thereunder to be less than or equal to the aggregate Commitments after giving effect to such reductions, and (C) shall pay any indemnification payments due in accordance with SECTION 1.10 in respect of LIBOR Loans so prepaid.

Each Commitment Reduction Notice shall specify the date fixed for such termination or reduction, the aggregate principal amount thereof and the aggregate principal amount of the Notes, if any, required to be repaid hereunder on such date.

     (B) MANDATORY COMMITMENT REDUCTIONS AND PREPAYMENTS; INSURED EVENTS.
         ---------------------------------------------------------------

         (i) Subject to the provisions of SECTION 6.02, within one hundred eighty (180) days following the receipt by the Borrower or any of the Subsidiaries of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event (the "Restoration Period")
                                                         ------------------
     (or upon such earlier date following the receipt of such proceeds, as the Borrower or any Subsidiary shall have determined not to restore, repair or replace the asset or property affected by such Casualty Event), which proceeds, have not been applied to the restoration, repair or replacement of the assets or properties affected by such Casualty Events, the Borrower shall prepay the Notes and/or permanently reduce the Commitments in the aggregate amount of such proceeds, all as provided in SECTION 1.05(f). Nothing in this SECTION 1.05(b) shall be deemed (i) to limit any obligation of the Companies pursuant to the Security Agreements to remit to the Collateral Account the proceeds of insurance, condemnation award or other compensation received in respect of any Casualty Event, (ii) to obligate the Agent to release any of such proceeds from the Collateral Account to the Borrower or any Subsidiary during the existence of any Default or (iii) to require the Borrower or Lenders to apply Insurance Proceeds in the Collateral Account to prepayment of the Notes pending completion of repairs, replacements and restoration initiated within the Restoration Period.

     (C) MANDATORY COMMITMENT REDUCTIONS AND PREPAYMENTS; EXCESS CASH FLOW.  On
         -----------------------------------------------------------------
April 30 of each year, commencing April 30, 2001, the Borrower shall prepay the Notes and reduce the Commitments, all as provided in SECTION 1.05(f), in an aggregate amount equal to the percentage of Excess Cash Flow for the immediately preceding calendar year determined as provided in the following table, which percentage shall be based upon the ratio of Total Funded Debt as of December 31 of the preceding calendar year to Annualized Operating Cash Flow for the three months ended on December 31 of the preceding calendar year.



RATIO OF TOTAL FUNDED DEBT TO
 OPERATING CASH FLOW AS OF            PERCENTAGE OF EXCESS
         DECEMBER 31                 CASH FLOW REQUIRED TO BE
      OF PRECEDING YEAR                 USED FOR PREPAYMENT
---------------------------------------------------------------

Greater than 3.00:1.00                          50%
---------------------------------------------------------------

Less than or equal to                            0%
 3.00:1.00
---------------------------------------------------------------

     (d) MANDATORY COMMITMENT REDUCTIONS AND PREPAYMENTS; DISPOSITIONS OF
         ----------------------------------------------------------------
ASSETS.  Without limiting the obligation of the Borrower under SECTION 7.03 to
------
obtain the consent of the Lenders to any Disposition not otherwise permitted hereunder, the Borrower agrees (i) three (3) Business Days prior to the occurrence of any disposition of assets or properties by any Company, other than as permitted under SECTION 7.03, to deliver to the Agent (in sufficient copies for each Lender) a statement, certified by an Authorized Officer and in reasonable detail, of the estimated amount of the Net Sale Proceeds of such Disposition and (ii) that in the event such Disposition is completed, the Borrower shall prepay the Notes and/or permanently reduce the Commitments in the amount of such Net Sale Proceeds, as provided in SECTION 1.06(F) and as follows:

         (A) on the date of such Disposition, in an aggregate amount equal to 100% of the Net Sale Proceeds of such Disposition received by any Company on the date of such Disposition; and

         (B) thereafter, to the extent any Company shall receive Net Sale Proceeds under deferred payment arrangements or investments entered into or received in connection with any Disposition, an amount equal to one hundred percent (100%) of the aggregate amount of such deferred Net Sale Proceeds, payable within two (2) Business Days after such Company receives such funds, in each case reduced until the Commitments and any outstanding Loans under the Notes are reduced to zero.


     (e) MANDATORY COMMITMENT REDUCTIONS AND PREPAYMENTS; EQUITY ISSUANCES.
         -----------------------------------------------------------------
Upon any issuance of additional Equity Securities of any Company for cash consideration (other than with respect to the Offering and with respect to issuances of shares of Parent's common stock under the Plan), the Borrower shall prepay the Notes and permanently reduce the Commitments in the aggregate amount equal to the net proceeds, all as provided in SECTION 1.05(f), until the Commitments and any outstanding Loans under the Notes are reduced to zero.

     (F) APPLICATION OF REDUCTIONS OF THE COMMITMENTS AND PREPAYMENTS/
         -------------------------------------------------------------
COMMITMENT REDUCTION.
---------------------

       (i) The prepayment that is to be made hereunder upon the occurrence of any of the events described in SECTIONS 1.05(a) through 1.05(e) shall be applied to permanently reduce the Commitments and pay the Notes until the Commitments are reduced to $0 and are terminated and the Notes are paid in full; and

       (ii) Simultaneously with the termination or reduction of the Commitments under any of the foregoing provisions of this SECTION 1.05, the Borrower
     (A) shall pay to the Agent, for the ratable account of each Lender, any then accrued unpaid Commitment Fee on the reduced portion of such Commitments, and (B) shall repay such amount, if any, of the aggregate principal amount of the Notes as shall cause the balance outstanding thereunder to be less than or equal to the aggregate Commitments, after giving effect to such termination or reduction.

       (iii) All voluntary and mandatory prepayments of the Notes under the foregoing provisions of this SECTION 1.05 (A) shall be made without set-off, deduction or counterclaim, (B) shall be accompanied by any indemnification payments due in accordance with SECTION 1.10 in respect of LIBOR Loans and (C) unless otherwise specified in this SECTION 1.05, shall be applied first, to overdue interest, fees and expenses hereunder and
                -----
     second, to pay installments of principal of the Notes, in the inverse order
     ------
     of maturity (if applicable), provided, in each case, that (x) payments of
                                  --------
     principal, interest, fees and expenses of the Notes shall be applied to the Lenders' respective Notes pro rata as provided in SECTION 1.13, unless
                               --- ----
     otherwise agreed to by the Lenders, and (y) applications of prepayments to principal shall be made first to Base Rate Loans and then to LIBOR Loans.

     SECTION 1.06.  FEES.
     ------------   ----

     (a) The Borrower shall pay to the Agent, for the ratable account of each Lender, a non-refundable fee (the "Commitment Fee") on the aggregate daily
                                   --------------
unutilized portion of the Commitments, from the Closing Date to and including the earlier of the termination thereof or the Maturity Date, at the rate of 0.50% per annum computed on the basis of the actual number of days elapsed over
      --- -----
a 360-day year), payable quarterly in arrears on each Quarterly Date, commencing September 30, 1999, without setoff, deduction or counterclaim, with a final payment on the termination date thereof or, if earlier, the maturity of the Notes, whether by payment, prepayment, acceleration or otherwise.

     (b) The Borrowers shall pay to the Agent and Lenders certain fees specified in the Term Sheet dated July 1, 1999.

     SECTION 1.07.  REQUIREMENTS OF LAW        .
     ------------   -------------------

     (a) In the event that any Regulatory Change shall:

         (i) change the basis of taxation of any amounts payable to any Lender under this Agreement or the Notes in respect of any Loans, including without limitation LIBOR Loans (other than taxes imposed on the net income of such Lender);

         (ii) impose or modify any reserve, compulsory loan assessment, special deposit or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any applicable office of such Lender (including any of such Loans or any deposits referred to in the definition of "LIBOR Base Rate" in Article XI); or

        (iii) impose any other conditions affecting this Agreement in respect of Loans, including without limitation LIBOR Loans (or any of such extensions of credit, assets, deposits or liabilities);

and the result of any of the foregoing shall be to increase such Lender's costs of making or maintaining any Loans, including without limitation LIBOR Loans or any Commitment, or to reduce any amount receivable by such Lender hereunder in respect of any of its LIBOR Loans or any Commitment, in each case only to the extent that such additional amounts are not included in the LIBOR Base Rate or Base Rate applicable to such Loans, then the Borrower shall pay on demand to such Lender, through the Agent, and from time to time as specified by such Lender, such additional amounts as such Lender shall reasonably determine are sufficient to compensate such Lender for such increased cost or reduced amount receivable.

     (b) If at any time after the date of this Agreement any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted after the Closing Date pursuant to, or arising after the Closing Date out of, the July 1988 report of the Basle Committee on Lending Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption or implementation after the Closing Date of any other Regulatory Change regarding capital adequacy or any change after the Closing Date in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof (whether or not having the force of law), has or will have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of the existence of its obligations hereunder to a level below that which such Lender or its holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time following written notice by such Lender to the Borrower as provided in paragraph (c) of this Section, within fifteen
(15) days after demand by such Lender, the Borrower shall pay to such Lender, through the Agent, such additional amount or amounts as such Lender shall reasonably determine will compensate such Lender or such corporation, as the case may be, for such reduction, provided that to the extent that any or all of the Borrower's liability under this Section arises following the date of the adoption of any such Regulatory Change (the "Effective Date"), such compensation shall be payable only with respect to that portion of such liability arising after notice of such Regulatory Change is given by such Lender to the Borrower (unless such notice is given within sixty (60) days after the Effective Date, in which case such compensation shall be payable in full).

     (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate setting forth in reasonable detail the computation of any additional amounts payable pursuant to this Section submitted by such Lender to the Borrower shall be delivered to the Borrower and the other Lenders promptly after the incurrence of such additional amounts and shall be presumed correct in the absence of manifest error. The covenants contained in this Section shall survive the termination of this Agreement and the payment of the outstanding Notes. No failure on the part of any Lender to demand compensation under paragraph (a) or (b) above on any one occasion shall constitute a waiver of its rights to demand compensation on any other occasion. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender for compensation thereunder. In the event that any of the losses or payments for which any Lender or its holding company is compensated under this SECTION 1.07 are reimbursed or otherwise restored to such Lender or its holding company for any reason, including the rescission, nullification or retroactive modification of any such Regulatory Change, such Lender shall reimburse the Borrower accordingly as soon as reasonably practicable.

     SECTION 1.08.  LIMITATIONS ON LIBOR LOANS; ILLEGALITY.
     ------------   --------------------------------------

     (a) Anything herein to the contrary notwithstanding, if, on or prior to the determination of an interest rate for any LIBOR Loans for any applicable Interest Period, the Agent shall determine (which determination shall be conclusive absent manifest error) that:

       (i) by reason of any event affecting United States money markets or the London interbank market, quotations of interest rates for the relevant deposits are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans under this Agreement; or

       (ii) the rates of interest referred to in the definition of "LIBOR Base
                                                                    ----- ----
     Rate" in ARTICLE XI, on the basis of which the rate of interest on any
     ----
     LIBOR Loans for such period is determined, do not accurately reflect the cost to the Lenders of making or maintaining such LIBOR Loans for such period;

then the Agent shall give the Borrower prompt notice thereof (and shall thereafter give the Borrower prompt notice of the cessation, if any, of such condition), and so long as such condition remains in effect, the Lenders shall be under no obligation to make LIBOR Loans or to convert Base Rate Loans into LIBOR Loans and the Borrower shall, at its sole discretion, on the last day(s) of the then current Interest Period(s) for any outstanding LIBOR Loans, either prepay such LIBOR Loans in accordance with SECTION 1.05 or convert such Loans into Base Rate Loans in accordance with SECTION 1.03.

     (b) Notwithstanding any other provision herein, if for any reason a Lender shall be unable to make or maintain LIBOR Loans as contemplated by this Agreement, such Lender shall provide prompt written notice to the Borrower and
(i) such Lender's commitment hereunder to make LIBOR Loans, continue LIBOR Loans as such and convert Base Rate Loans to LIBOR Loans shall thereupon terminate (subject to reinstatement by such Lender at any such time as this Section shall no longer preclude LIBOR lending by such Lender) and (ii) such Lender's Loans then outstanding as LIBOR Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a LIBOR Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, and if the reason for such Lender's inability to make or maintain LIBOR Loans as contemplated by this Agreement is a Regulatory Change, then the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to SECTION 1.10.

     SECTION 1.09.  TAXES.
     ------------   -----

     (a) All payments made by the Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (all such taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"); provided, however, that the term "Taxes" shall not
                    -----    --------  -------
include net income taxes, franchise taxes (imposed in lieu of net income taxes) and general intangibles taxes (such as those imposed by the State of Florida) imposed on the Agent or any Lender, as the case may be, as a result of a present or former connection or nexus between the jurisdiction of the government or taxing authority imposing such tax (or any political subdivision or taxing authority thereof or therein) and the Agent or such Lender other than that arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement, the Notes or any of the Security Documents. If any Taxes are required to be withheld from any amounts payable to the Agent or any Lender hereunder or under the Notes, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes. Whenever any Taxes are payable by the Borrower in respect of this Agreement or the Notes, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. If, after any payment of Taxes by the Borrower under this Section, any part of any Tax paid by the Agent or any Lender is subsequently recovered by the Agent or such Lender, the Agent or such Lender shall reimburse the Borrower to the extent of the amount so recovered. A certificate of an officer of the Agent or such Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive. The Agent and the Lenders shall use reasonable efforts to notify the Borrower of (i) unpaid Taxes, if any, owed by the Borrower which are subject to this Section and (ii) the attempts by the Agent and the Lenders, if any, to obtain abatements of any such Taxes and the receipt by the Agent or the Lenders of any funds in connection therewith. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

     (b) Each Lender, if any, that is not incorporated under the laws of the United States or a state thereof agrees that, prior to the first date as of which any payment is required to be made to it hereunder, it will deliver to the Borrower and the Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form. Each such Lender also agrees to deliver to the Borrower and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, and such extensions or renewals thereof as may reasonably be requested by the Borrower or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Such Lender shall certify
(x) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (y) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

     SECTION 1.10.  INDEMNIFICATION.  The Borrower shall pay to the Agent,
     ------------   ---------------
for the account of each Lender, upon the request of such Lender delivered to the Agent and thereafter delivered by the Agent to the Borrower, such amount or amounts as shall compensate such Lender for any direct loss, cost or expense actually incurred by such Lender (as such amount is reasonably determined by such Lender) as a result of:

     (a) any payment or prepayment or conversion of any LIBOR Loan held by such Lender on a date other than the last day of the Interest Period for such LIBOR Loan (including without limitation any such payment, prepayment or conversion required under SECTION 1.03 or 1.05); or

     (b) any failure by the Borrower to borrow, convert into or continue a LIBOR Loan on the date for such borrowing specified in the relevant Loan Request or Interest Rate Option Notice under SECTION 1.03 or otherwise.

     Such indemnification shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. The determination by each such Lender of the amount of any such loss or expense, when set forth in a written notice delivered to the Agent (and thereafter delivered by the Agent to the Borrower), containing such Lender's calculation thereof in reasonable detail, shall be presumed correct in the absence of manifest error.

     SECTION 1.11.  PAYMENTS UNDER THE NOTES.  All payments and prepayments
     ------------   ------------------------
made by the Borrower of principal of, and interest on, the Notes and other sums and charges payable under this Agreement, including without limitation the Commitment Fee and any payments under SECTIONS 1.07, 1.09 and 1.10, shall be made in immediately available funds to the Agent (as specified in SECTION 14.03) for the accounts of the Lenders as provided in SECTION 1.13 and otherwise herein or in the Fee Letter, not later than 2:00 P.M. (Boston time), on the date on which such payment shall become due. The failure by the Borrower to make any such payment by such hour shall not constitute a default hereunder so long as payment is received later that day, provided that any such payment made after 2:00 P.M. (Boston time), on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the Notes. The Borrower shall, at the time of making each payment under this Agreement or the Notes, specify to the Agent the Notes or amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payments in such manner as the Required Lenders may direct or, absent such direction, as it determines to be appropriate, subject to the provisions of SECTION 1.13).
Except as otherwise provided in the definition of "Interest Period" with respect to LIBOR Loans, if any payment hereunder or under the Notes shall be due and payable on a day that is not a Business Day, such payment shall be deemed due on the next following Business Day and interest shall be payable at the applicable rate specified herein through such extension period. The Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any deposit account of the Borrower with the Agent or such Lender, as the case may be. Each payment received by the Agent under this Agreement or any Note for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender for the Note in respect to which such payment is made.

     SECTION 1.12.  SET-OFF, ETC.  The Borrower agrees that, in addition to
     ------------   ------------
(and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it (other than accounts as to which the Borrower is acting solely as a fiduciary) for the account of the Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on the Notes held by such Lender or other fees or charges owed to such Lender hereunder that are not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof and (as security for any Indebtedness hereunder) the Borrower hereby grants to the Agent and the Lenders a continuing security interest in any and all balances, credit, deposits, accounts or moneys of the Borrower maintained with the Agent and any Lender now or hereafter (other than accounts as to which the Borrower is acting solely as a fiduciary). If a Lender shall obtain payment of any principal, interest or other amounts payable under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or otherwise, it shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Note(s) held by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in
                                                                    --- ----
accordance with the unpaid principal amounts of and interest on the Note(s) held by each of them. To such end, the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender or any other Person that purchases a participation (or direct interest) in the Note(s) held by any or all of the Lenders (each being hereinafter referred to as a "Participant") may exercise all rights of set-off, bankers'
                  -----------
lien, counterclaim or similar rights with respect to such participation as fully as if such Participant were a direct holder of Notes in the amount of such participation. Nothing contained herein shall be deemed to require any Participant to exercise any such right or shall affect the right of any Participant to exercise, and retain the benefits of exercising, any such right with respect to any indebtedness or obligation of the Borrower, other than the Borrower's indebtedness and obligations under this Agreement.

     SECTION 1.13.  PRO RATA TREATMENT; SHARING.
     -------------  ---------------------------

     (a) Except to the extent otherwise provided herein: (i) each borrowing from the Lenders under the Commitments shall be made from the Lenders, each payment of the Commitment Fee shall be made to the Lenders and each reduction of the Commitments shall be applied to the Notes held by the Lenders pro rata
                                                                  --- ----
according to the amounts of their respective unused Commitments; (ii) without limiting the generality of clause (i) above, the principal amount of LIBOR Loans made by each Lender shall be determined on a pro rata basis in accordance with
                                             --- ----
its respective Commitment or the outstanding principal amounts of the Loans owed to such Lender (in the case of conversions to or continuations of Loans as LIBOR Loans); (iii) each payment and prepayment of principal of the Notes shall be made to the Lenders pro rata in accordance with the respective unpaid principal
                    --- ----
amounts of the respective Notes held by the Lenders; (iv) each payment of interest on the Notes shall be made for the accounts of the Lenders and each payment of the Commitment Fee or any other sums and charges payable under this Agreement (except for fees payable in accordance with the Fee Letters, which are payable as provided thereunder) shall be made to the Lenders pro rata in
                                                             --- ----
accordance with the respective
unpaid principal amounts of, and interest on, the related Loans made by each of them (calculated, as applicable, for each day of the relevant payment period);
(v) each payment under SECTION 1.07, 1.09 or 1.10 shall be made to each Lender in the amount required to be paid to such Lender pursuant to such Section for losses suffered or costs incurred by such Lender; and (vi) each distribution of cash, property, securities or other value received by any Lender, directly or indirectly, in respect of the Borrower's Indebtedness hereunder, whether pursuant to any attachment, garnishment, execution or other proceedings for the collection thereof or pursuant to any bankruptcy, reorganization, liquidation or other similar proceeding, after payment of collection and other expenses as provided herein and in the Security Documents, shall be apportioned among the Lenders pro rata in accordance with the respective unpaid principal amounts of and interest on the Notes held by each of them.

     (b) Notwithstanding the foregoing, if any Lender (a "Recovering Party")
                                                          ----------------
shall receive any distribution of the type referenced in SECTION 1.13(a)(vi) (a "Recovery") in respect thereof, such Recovering Party shall pay to the Agent for
 --------
distribution to the Lenders as set forth herein their respective pro rata shares
                                                                 --- ----
of such Recovery, as set forth herein, unless the Recovering Party is legally required to return any Recovery, in which case each party receiving a portion of such Recovery shall return to the Recovering Party its pro rata share of the sum
                                                       --- ----
required to be returned without interest. For purposes of this Agreement, calculations of the amount of the pro rata share of each Lender shall be rounded
                                  --- ----
to the nearest whole dollar.

     (c) The Borrower acknowledges and agrees that, if any Recovering Party shall be obligated to pay to the other Lenders a portion of any Recovery pursuant to SECTION 1.13(B) and shall make such recovery payment, the Borrower shall be deemed to have satisfied its obligations in respect of Indebtedness held by such Recovering Party only to the extent of the Recovery actually retained by such Recovering Party after giving effect to the pro rata payments
                                                             --- ----
by such Recovering Party to the other Lenders. The obligations of the Borrower in respect of Indebtedness held by each other Lender shall be deemed to have been satisfied to the extent of the amount of the Recovery distributed to each such other Lender by the Recovering Party.

     SECTION 1.14.  NON-RECEIPT OF FUNDS BY THE AGENT.  Unless the Agent
     ------------   ---------------------------------
shall have been notified in writing by a Lender or the Borrower prior to one (1) Business Day before the time at which such Lender or the Borrower is scheduled to make payment to the Agent of (in the case of a Lender) the proceeds of a Loan to be made by it hereunder or (in the case of the Borrower) a payment to the Agent for the account of any or all of the Lenders hereunder (such payment being herein referred to as a "Required Payment"), which notice shall be effective
                         ----------------
upon actual receipt, that it does not intend to make such Required Payment to the Agent, the Agent may (but shall not be required to) assume that the Required Payment has been made and may (but shall not be required to), in reliance upon such assumption, make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, or with respect to payment received by the Borrower, within three (3) Business Days after such receipt repay to the Agent for the Agent's own account the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (a) the Federal Funds Rate for such day, with respect to interest paid by such Lender, or (b) the applicable rate provided under SECTION 1.02, with respect to interest paid by the Borrower.

     SECTION 1.15.  REPLACEMENT OF NOTES.  Upon receipt of evidence
     ------------   --------------------
reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of any Note and (a) in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Borrower (without need to post bond or any other security with respect thereto), or (b) in the case of any such mutilation, upon the surrender of such Note for cancellation, the Borrower will execute and deliver, in lieu of such lost, stolen, destroyed, or mutilated Note, a new Note of like tenor.

     II.    SECURITY; SUBORDINATION;  USE OF PROCEEDS
            -----------------------------------------

     SECTION 2.01.  SECURITY FOR THE OBLIGATIONS; SUBORDINATION; ETC.
     ------------   ------------------------------------------------

     (a) The Borrower's obligations hereunder, under the Notes and in respect of any Rate Hedging Obligations entered into with any of the Lenders or any Hedging Lenders shall be secured at all times, by:

       (i) the unlimited guaranty of the Parent and each Subsidiary of the Borrower, if any;

       (ii) a first priority perfected security interest in and lien upon all presently owned and hereafter acquired tangible and intangible personal property and fixtures of each of the Companies (including, without limitation, and any intercompany notes), subject only to any prior Liens expressly permitted under this Agreement;

       (iii) to the extent requested by the Agent, first Mortgages on all hereafter acquired real estate owned by each of the Companies, subject only to any prior Liens expressly permitted under this Agreement, together with mortgagee's title insurance policies acceptable to the Agent;

       (iv) to the extent requested by the Agent, first priority perfected collateral assignments of or leasehold mortgages on all real estate leases in which any of the Companies now has or may in the future have an interest and such third party consents, lien waivers, non-disturbance agreements and estoppel certificates as the Agent shall reasonably require, together with mortgagee's title insurance policies acceptable to the Agent;

       (v) a first priority perfected collateral assignment and/or pledge of all of the issued and outstanding Equity Securities of the Companies (except for the Parent) and all warrants, options and other rights to such Equity Securities; and

       (vi) subject to the provisions of paragraph (b)(vi) of the definition of "Permitted Acquisition" hereunder, first priority perfected collateral
      ---------------------
     assignments of all such stock and asset purchase agreements, and such other management agreements, co-location agreements, line access agreements and other licenses, permits and authorizations to which any of the Companies is a party as the Agent shall reasonably deem necessary to protect the interests of the Lenders, together with such third party consents, lien waivers and estoppel certificates as the Agent shall reasonably require.

     (B) SUBORDINATION.  All existing and hereafter arising indebtedness and
         -------------
other obligations, including, without limitation, any obligations to pay dividends or to make any other distributions, of each Company to their respective Affiliates shall be subordinated to the Obligations of the Companies pursuant to subordination agreements (the "Affiliate Subordination Agreements")
                                           ----------------------------------
or other Security Documents satisfactory in form and substance to the Required Lenders and to the Agent's counsel, in their sole and absolute discretion.

     (C) SECURITY DOCUMENTS. All agreements and instruments described or contemplated in this SECTION 2.01, together with any and all other agreements and instruments heretofore or hereafter securing the Notes and the Borrower's obligations hereunder or otherwise executed in connection with this Agreement, are sometimes hereinafter referred to collectively as the "Security Documents"
                                                           ------------------
and each individually as a "Security Document".  The Borrower agrees to take
                            -----------------
such action as the Lenders may reasonably request from time to time in order to cause the Agent and the Lenders to be secured at all times as described in this Section.

     SECTION 2.02.  USE OF PROCEEDS; SCHEDULE OF SOURCES AND USES.
     ------------   ---------------------------------------------

   The proceeds of the Loans shall be used by the Borrower (a) to make Capital Expenditures, (b) to fund its Total Debt Service, (c) to make Permitted Acquisitions and (d) for working capital.

     III.   CONDITIONS OF MAKING THE LOANS
            ------------------------------

     SECTION 3.01.  CONDITIONS TO THE AGREEMENT.  The obligations of the
     ------------   ---------------------------
Lenders to enter into this Agreement on the Closing Date are subject to the following conditions:

     (A) REPRESENTATIONS AND WARRANTIES.  The representations and warranties of
         ------------------------------
the Borrower and its Affiliates set forth in this Agreement and in the Loan Documents shall be true and correct in all material respects on and as of the date hereof and on the Closing Date and the Borrower shall have performed all obligations that were to have been performed by it hereunder prior to the Closing Date.

     (B) LOAN DOCUMENTS AND ORGANIZATIONAL DOCUMENTS.  On or before the Closing
         -------------------------------------------
Date, the Borrower shall have executed and/or delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate Persons), the following:

         (i)  The Notes;

         (ii) All of the Security Documents, including without limitation all Uniform Commercial Code Financing Statements and Termination Statements and all lessor consents and waivers, required by the Agent or its counsel in connection with the Borrower's compliance with the provisions of SECTION 2.01;

         (iii) Certified copies of the resolutions of the Board of Directors of each Company, authorizing the execution and delivery of the Loan Documents to which it is a party;

         (iv) A copy of the certificate or articles of incorporation of each Company, with any amendments thereto, certified by the appropriate Secretary of State and by the Secretary or an Assistant Secretary of such Company;

         (v) For each Company, certificates of legal existence and good standing issued as of a reasonably recent date by such Company's state of organization or formation and any other state in which such Company is authorized or qualified to transact business;

         (vi) Such Uniform Commercial Code, Federal tax lien and judgment searches with respect to the Companies as are requested by the Agent, the results thereof to be satisfactory to the Agent ("Lien Searches");
                                                       ---- --------

         (vii)  The Opening Balance Sheet;

         (viii) Certificates of insurance evidencing the insurance coverage and policy provisions required in this Agreement; and

         (ix) Such other supporting documents and certificates as the Agent or the Lenders may reasonably request from time to time.

     (C) OFFICER'S CERTIFICATES AS TO COMPLIANCE, ETC.  The Borrower shall have
         --------------------------------------------
provided to the Agent an officer's certificate, in substantially the form of
SCHEDULE 3.01(c), executed on behalf of the Borrower by an Authorized Officer,
----------------
with his or her signature certified as provided therein.

     (D) COMPANIES' COUNSEL OPINIONS.  The Agent shall have received the
         ---------------------------
favorable written opinion of general counsel to the Parent and the Borrower, dated as of the Closing Date, addressed to the Agent and the Lenders and reasonably satisfactory to the Agent in scope and substance.

     (E) THE OFFERING. The Lenders shall have received evidence (i) of the consummation of the Offering and (ii) that the Borrower has received net equity proceeds (after reasonable and customary expenses incurred in connection with the Offering) of not less than $70,000,000 from the Offering. The Borrower shall have certified to such effect in the certificate referred to in paragraph
(c) above.

     (F) NO MATERIAL ADVERSE CHANGE.  Since December 31, 1998, no event or
         --------------------------
circumstance shall have occurred that could reasonably be expected to have a Material Adverse Effect.

     (G) LEGAL AND OTHER FEES.  As of the Closing Date, all fees owed to the
         --------------------
Agent and the Lenders, including documented legal fees and out-of-pocket expenses incurred through such date shall have been paid in full.

     SECTION 3.02.  ALL LOANS.  The obligations of the Lenders to make any
     ------------   ---------
Loans or to permit the Conversion are subject to the following conditions:

     (a) All warranties and representations set forth in this Agreement shall be true and correct in all material respects as of the date such Loans are made, except to the extent they relate specifically to an earlier date or are affected by transactions occurring after the date hereof and permitted hereunder;

     (b) No Default or Event of Default shall have occurred and be continuing;
and

     (c) After giving effect to such Loans, no event or circumstances shall have occurred that has had or could reasonable be expected to have a Material Adverse Effect.

Each telephonic or written request for such Loans shall constitute a representation to such effect as of the date of such request and as of the date of such borrowing.

     (d) The Agent shall have received a properly completed Loan Request, together with all such certified financial calculations as the Agent shall reasonably require to substantiate the current and pro forma certifications of
                                                   --- -----
no Default contained therein.

     (e) The Agent shall have received such other supporting documents and certificates as the Agent and the Required Lenders may reasonably request.

     SECTION 3.03.  LENDER APPROVALS.  For purposes of determining compliance
     ------------   ----------------
with the conditions precedent referred to in SECTIONS 3.01 and 3.02, as of the date hereof or, with respect to Loans made hereafter, as of the Borrowing Date of such Loans, each of the Lenders shall be deemed to have consented to, approved or accepted or be satisfied with each document or other matter which is the subject of such Lender's consideration under any of the provisions of such Sections, unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Lender prior to the date hereof or the applicable Borrowing Date, as the case may be, specifying its objection thereto and such Lender shall have failed to execute and deliver this Agreement or to make available to the Agent such Lender's ratable share of such Loans, as the case may be.

     IV.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents and
          ------------------------------
warrants to the Lenders as set forth below. Such representations and warranties are, unless otherwise specified, made as of the date hereof and shall survive the delivery of the Notes and the making of the Loans.

     Section 4.01.  FINANCIAL STATEMENTS.  The Borrower has heretofore
     ------------   --------------------
furnished to the Lenders:

     (a) (i) the Borrower's audited balance sheets dated as of December 31, 1998 and the related statements of operations, stockholders' equity and cash flow for the fiscal year then ended, and (ii) the Borrower's unaudited balance sheet dated as of June 30, 1999 and the related statements of operations, stockholders' equity and cash flow for the six months then ended (collectively, the "Financial Statements"); and
     --------------------

     (b) the Borrower's balance sheet attached as SCHEDULE 4.01 showing its pro
                                                  -------------             ---
forma financial condition as of the Closing Date (the "Opening Balance Sheet").
-----                                                  ---------------------

     The Financial Statements have been prepared in accordance with GAAP. Since the respective dates of the most recent Financial Statements, there has been no material adverse change in the assets, properties, business or condition (financial or otherwise) of the Borrower. The Companies have no contingent liabilities or other obligations other than as set forth in the Opening Balance Sheet. The Opening Balance Sheet fairly represents in all material respects the Borrower's pro forma financial condition as of the date thereof. The financial
           --- -----
projections submitted to the Lenders by the Borrower (including all projections set forth in the Budget) are believed by the Borrower to be reasonable as of the date hereof in light of all information presently known by the Borrower.

     SECTION 4.02.  ORGANIZATION, QUALIFICATION, ETC. Each of the Companies
     ------------   ---------------------------------
(a) is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation, all as specified in SCHEDULE 4.02,
                                                                  -------------
(b) has the power and authority to own its properties and to carry on its business as now being conducted and as presently contemplated, (c) has the power and authority to execute and deliver, and perform its obligations under, this Agreement, the Notes and each of the other Loan Documents and (d) is duly qualified to transact business in the jurisdictions specified in SCHEDULE 4.02
                                                                 -------------
and in each other jurisdiction where the nature of its activities requires such qualification, except where the failure to so qualify would not have Material Adverse Effect. Except as specified on SCHEDULE 4.02, none of the Companies has
                                        -------------
any Subsidiaries.

     SECTION 4.03.  AUTHORIZATION; COMPLIANCE; ETC.  The execution and
     ------------   -------------------------------
delivery of, and performance by the Companies of their respective obligations under, this Agreement and the other Loan Documents have been duly authorized by all requisite corporate action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the charter documents or by-laws of any corporate Company, or any indenture, agreement or other instrument to which any Company is a party, or by which any Company is bound or result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be permitted under this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of any Company pursuant to, any such indenture, agreement or instrument that would have a Material Adverse Effect. Each of the Loan Documents constitutes the valid and binding obligation of each of the Companies and any of their Affiliates party thereto, enforceable against such party in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.

     SECTION 4.04.  GOVERNMENTAL AND OTHER CONSENTS, ETC.  Except for
     ------------   -------------------------------------
filings and recording required under SECTION 2.01 and the Security Documents and except as set forth in SCHEDULE 4.04, none of the Companies is required to
                       -------------
obtain any material consent, approval or authorization from or to file any declaration or statement with or to give any notice to, any Governmental Authority or any other Person (including, without limitation, any notices required under the applicable bulk sales law) in connection with or as a condition to the execution, delivery or performance of any of the Loan Documents. Except as set forth in such SCHEDULE 4.04, all consents, approvals
                                       -------------
and authorizations described in such Schedule have been duly granted and are in full force and effect on the date hereof and all filings described in such Schedule have been properly and timely made.

     SECTION 4.05.  COMPLIANCE WITH LAWS AND AGREEMENTS.  None of the
     ------------   -----------------------------------
Companies is in violation of any provision of its corporate charter or by-laws or any other organizational documents, as the case may be, or of any indenture, agreement or instrument to which it is a party or by which it is bound or of any provision of law, the violation of which could have a Material Adverse Effect, or any order, judgment or decree of any court or other agency of government to which it is subject.

     SECTION 4.06.  PROPRIETARY RIGHTS.
     ------------   ------------------

   The Companies possess or have the rights to all trade names, trademarks, copyrights and other proprietary rights necessary for the operation of the Companies' businesses, free and clear of any attachments, liens, encumbrances or adverse claims (except to the extent the absence thereof has not had, and could not reasonably be expected to have, a Material Adverse Effect), and neither the present or contemplated activities or products of any of such entities infringe any such trade names, trademarks, copyrights or other proprietary rights of others. Each of such trade names, trademarks, copyrights and other rights is in full force and effect and no material default has occurred and is continuing thereunder. All such proprietary rights that have been registered, or as to which registration applications have been submitted, are described on SCHEDULE
                                                                      --------
4.06.
----

     SECTION 4.07.  LITIGATION.  Except as specified in SCHEDULE 4.07, there
     ------------   ----------                          -------------
is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency pending or, to the knowledge of the Borrower, threatened (nor is any basis therefor known to the Borrower), as of the date hereof (a) that questions the validity of any of the Loan Documents, or any action taken or to be taken pursuant hereto or thereto, in a manner or to an extent that would have a Material Adverse Effect, or (b) against or affecting any Company that, if adversely determined, either in any case or in the aggregate, would have a Material Adverse Effect.

     SECTION 4.08.  MATERIAL AGREEMENTS.  In addition to the proprietary
     ------------
rights described in SECTION 4.06, the Companies possess all other material contract rights, including co-location agreements, line access agreements, distribution agreements, subscription agreements, noncompetition agreements and employment agreements that are reasonably necessary for the operation of the Companies' businesses. Each of the foregoing rights and agreements is in full force and effect and no material default has occurred and is continuing thereunder.

     SECTION 4.09.  TITLE TO PROPERTIES; CONDITION OF PROPERTIES.
     ------------   --------------------------------------------

     (a) Except for Permitted Liens, the Companies have good title to all of their properties and assets free and clear of all mortgages, security interests, restrictions, liens and encumbrances of any kind, including without limitation liens or encumbrances in respect of unpaid taxes (collectively, "Liens"), except
                                                                 -----
liens and encumbrances contemplated by and permitted under this Agreement.

     (b) None of the Companies owns any fee interest in any real property as of the date hereof.

     (c) Each of the Companies enjoys quiet possession under all leases to which it is a party as lessee, and all of such leases are valid, subsisting and in full force and effect. None of such leases contains any provision restricting the incurrence of indebtedness by the lessee.

     Section 4.10.  SOLVENCY.
     ------------   --------

    (a) The aggregate amount of the full salable value of the assets and properties of each Company exceeds the amount that will be required to be paid on or in respect of such Company's existing debts and other liabilities (including contingent liabilities) as they mature.

    (b) No Company's assets and properties constitute unreasonably small capital for such Company to carry out its business as now conducted and as proposed to be conducted, including such Company's capital needs, taking into the account the particular capital requirements of such Company's business and the projected capital requirements and capital availability thereof.

    (c) The Companies do not have debts beyond their ability to pay such debts as they mature, taking into account the timing and amounts of cash reasonably anticipated to be received by each Company and the amounts of cash reasonably anticipated to be payable on or in respect of each Company's obligations.

    (d) The Borrower believes that no reasonably anticipated final judgment in a pending action or, to its knowledge, any threatened actions for money damages will be rendered at a time when, or in an amount such that, any Company will be unable to satisfy such judgment promptly in accordance with its terms (taking into account the maximum reasonable amount thereof and the earliest reasonable time at which such judgment might be rendered). The cash available to each Company, after taking into account all other anticipated uses of cash (including the payment of all such Company's indebtedness) is anticipated to be sufficient to pay any such judgment promptly in accordance with their terms.

    (e) No Company is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against any Company.

     SECTION 4.11.  FULL DISCLOSURE.  No statement of fact made by or on
     ------------   ---------------
behalf of any of the Companies in this Agreement, the Security Documents, the Registration Statement or in any certificate or schedule furnished to the Lenders pursuant hereto or thereto contains any untrue statement of a material fact or omits to state any fact necessary to make statements contained in any such writing not misleading. There is no fact presently known to the Borrower that has not been disclosed to the Lenders in writing that has had, or could reasonably be expected to have, a Material Adverse Effect. The Borrower hereby confirms to the Agent and each of the Lenders the truth, accuracy and completeness of the information included in the Registration Statement.

     SECTION 4.12.  MARGIN STOCK.  The Companies do not own or have any
     ------------   ------------
present intention of acquiring any "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "Margin Stock").
                       ------------

     SECTION 4.13.  TAX RETURNS.  Each of the Companies has filed when due
     ------------   -----------
all federal, state and local tax and information returns required to be filed, and has paid or made adequate provision for the payment of all material federal, state and local taxes, franchise fees, charges and assessments shown thereon.

     SECTION 4.14.  PENSION PLANS, ETC.
     ------------   -------------------

     (a) Except as described in SCHEDULE 4.14, neither the Borrower nor any
                                -------------
member of the Controlled Group has any pension, profit sharing or other similar plan providing for a program of deferred compensation to any employee.

     (b) Neither the Borrower nor any member of the Controlled Group has any material liability (i) under Section 412 of the Code for failure to satisfy the minimum funding requirements for pension plans, (ii) as the result of the termination of a defined benefit plan under Title IV of ERISA, (iii) under
Section 4201 of ERISA for withdrawal or partial withdrawal from a multi-employer plan, or (iv) for participation in a prohibited transaction with an employee benefit plan as described in Section 406 of ERISA and Section 4975 of the Code.

     SECTION 4.15.  PROJECTIONS.  Attached as SCHEDULE 4.15 are annual
     ------------   -----------               -------------
projections as of the date hereof of the operation of the Companies' businesses through [December 31, 2004] (the "Projections"). Such Projections represent the
                                  -----------
Borrower's reasonable estimate of future performance, but should not be construed as a guarantee of future results.

     SECTION 4.16.  BROKERS, ETC.  None of the Companies is under any
     ------------   -------------
obligation to pay any broker's fee, finder's fee or commission in connection with the Loans contemplated by this Agreement.

     SECTION 4.17.  CAPITALIZATION.  Attached as SCHEDULE 4.17 is a
     ------------   --------------               -------------
description of the equity capital structure of the Companies showing, for each Company, accurate ownership percentages of the equityholders of record and accompanied by a statement of authorized and issued Equity Securities for each Company as of the date hereof. Such SCHEDULE 4.17 also includes as of the date
                                     -------------
hereof a narrative indicating (a) which securities, if any, carry preemptive rights; (b) whether there are any outstanding subscriptions, warrants or options to purchase any securities; (c) whether any Company is obligated to redeem or repurchase any of its securities, and the details of any such committed redemption or repurchase; and (d) any other agreement, arrangement or plan to which any Company is a party or of which the Borrower has knowledge that could directly or indirectly affect the capital structure of the Companies. All such Equity Securities (i) are validly issued and fully paid and non-assessable and
(ii) are owned of record and beneficially (except that the Borrower makes no representation or warranty as to the beneficial ownership of the issued and outstanding Equity Securities of the Parent) as set forth on SCHEDULE 4.17, free
                                                             -------------
of any assignment, pledge, lien, security interest, charge, option or other encumbrance, except for liens and security interests granted to the Agent or the Lenders or permitted under SECTION 7.02.

     Section 4.18.  ENVIRONMENTAL COMPLIANCE        .
     ------------   ------------------------

     (a) All real property leased by the Companies (the "Properties") and their
                                                         ----------
existing and, to the Borrower's knowledge, prior uses and activities thereon, including, but not limited to, the use, maintenance and operation of each of the Properties and all activities of the Borrower in conduct of business related thereto comply and have at all times complied with all Environmental Laws the violation of which could reasonably be expected to have a Material Adverse Effect.

     (b) None of the Companies, and to the Borrower's knowledge, no previous owner, tenant, occupant or user of any of the Properties or any other Person, has engaged in or permitted any operations or activities upon any of the Properties for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of a material amount of any Hazardous Materials in violation of any Environmental Law that could reasonably be expected to have a Material Adverse Effect.

     (c) To the Borrower's knowledge, no Hazardous Material has been or is currently located in, on, under or about any of the Properties in a manner which violates any Environmental Law or which requires cleanup or corrective action of any kind under any Environmental Law that in either case could reasonably be expected to have a Material Adverse Effect.

     (d) No notice of violation, lien, complaint, suit, order or other notice or communication concerning any alleged violation of any Environmental Law in, on, under or about any of the Properties has been received by any Company or, to the Borrower's knowledge, any prior owner or occupant of any of the Properties that could reasonably be expected to have a Material Adverse Effect.

     (e) The Companies have all material permits and licenses required under any Environmental Law to be issued to them by any Governmental Authority for activities on any of the Properties, except to the extent that the absence of any such permit or license could not reasonably be expected to have a Material Adverse Effect, and are in material compliance with the terms and conditions of such permits and licenses except to the extent failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. To the Borrower's knowledge, such permits or licenses are in full force and effect.

     (f) To the Borrower's knowledge, no portion of any of the Properties has been listed, designated or identified in the National Priorities List (NPL) or the CERCLA information system (CERCLIS), both as published by the United States Environmental Protection Agency, or any similar list of sites published by any Federal, state or local authority proposed for or requiring cleanup, or remedial or corrective action under any Environmental Law.

     SECTION 4.19.  INVESTMENT COMPANY ACT.  None of the Companies is an
     ------------   ----------------------
"investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 4.20.  LABOR MATTERS.  No Company is experiencing any strike,
     ------------   -------------
labor dispute, slow down or work stoppage due to labor disagreements; to the knowledge of the Companies, there is no such strike, dispute, slow down or work stoppage threatened against any Company and none of the Companies is subject to any collective bargaining or similar arrangements, which, in any case, could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.21.  YEAR 2000.  The Borrower's billing system is Year 2000
     ------------   ---------
Compliant. In addition, each of the Companies has reviewed the Year 2000 Risk and acknowledges the actions necessary to ensure that the Year 2000 Risk will not have a Material Adverse Effect.

    SECTION 4.22.  HART-SCOTT RODINO ACT.  All filings, if any, under the
    ------------   ---------------------
Hart-Scott-Rodino Act required in connection with any Acquisition or otherwise in connection with any Company have been completed and all applicable time limitations under such Act have expired or been terminated without a request for future information by the relevant federal authorities under such Act, or in the event of any such request was made, all applicable time limitations under the Hart-Scott-Rodino Act have expired without the objection of such federal authorities.

     V.  FINANCIAL COVENANTS.  The Borrower covenants and agrees that, so
         -------------------
long as any Lender has any obligation to extend credit to the Borrower hereunder, and for so long thereafter as there remains outstanding any portion of the principal of, or interest on, any Note or any other Obligations, whether now existing or arising hereafter, the Companies will (on a consolidated basis, as applicable):

     SECTION 5.01.  LEVERAGE.  Maintain a ratio of (a) Total Funded Debt as of
     -----------    --------
each Quarterly Date during each period indicated below to (b) Annualized Operating Cash Flow for the fiscal quarter then ended not exceeding the following:

                                                                  MAXIMUM RATIO OF
                                                                TOTAL FUNDED DEBT TO
                      PERIOD                               ANNUALIZED OPERATING CASH FLOW
                      ------                               ------------------------------
Closing Date through December 31, 1999                                 3.50:1.00
January 1, 2000 through September 30, 2000                             3.25:1.00
October 1, 2000 through June 30, 2001                                  3.00:1.00
July 1, 2001 and thereafter                                            2.50:1.00

     SECTION 5.02.  FIXED CHARGES.  Maintain a ratio of at least that
     ------------   -------------
indicated below of (a) Annualized Operating Cash Flow for each fiscal quarter ending on the Quarterly Dates indicated below minus Capital Expenditures made during the twelve month period ending on the last day of such fiscal quarter to
(b) Fixed Charges for such fiscal quarter multiplied by four (4):

FISCAL QUARTER ENDING                        MINIMUM FIXED CHARGES RATIO
---------------------                        ---------------------------

December 31, 1999 through June 30, 2000                 1.15:1.00
July 1, 2000 and thereafter                             1.25:1.00

          SECTION 5.03. TOTAL INTEREST COVERAGE.  For each fiscal quarter
          ------------  -----------------------
ending on the Quarterly Dates indicated below, maintain a ratio of Pro Forma Operating Cash Flow for such period to Total Interest Expense for such period (the "Total Interest Coverage Ratio") not less than the following:
      -----------------------------

                                                    MINIMUM TOTAL
           FISCAL QUARTER ENDING                  INTEREST COVERAGE
           ---------------------                  -----------------
June 30, 1999 through December 31, 1999                2.00:1.00
January 1, 2000 through December 31, 2000              2.25:1.00
January 1, 2001 and thereafter                         2.50:1.00

    SECTION 5.04.  MAXIMUM CHURN.  For the fiscal quarter ending on June 30,
    ------------   -------------
1999 and September 30, 1999, experience average monthly Churn during each period of not more than 3.00%.

     VI.    AFFIRMATIVE COVENANTS.  The Borrower hereby covenants and
            ---------------------
agrees to and with each of the Lenders that, so long as any Lender has any obligation to extend credit to the Borrower hereunder, and for so long thereafter as there remains outstanding any portion of any Obligation, whether now existing or hereafter arising, each of the Companies shall:

     SECTION 6.01.  PRESERVATION OF ASSETS; COMPLIANCE WITH LAWS; THIRD PARTY
     ------------   ---------------------------------------------------------
CONSENTS, ETC.
-------------

     (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence as a corporation, a limited partnership or limited liability company, as the case may be, all material contract and other rights, licenses, permits and franchises and comply in every material respect with all laws and regulations applicable to it and all material agreements to which it is a party, including, without limitation, management agreements, co-location agreements, line access agreements, and all agreements with its equityholders, the violation of which could reasonably be expected to have a Material Adverse Effect;

     (b) at all times maintain, preserve and protect all material trade names and other proprietary rights; and

     (c) assure that all new management agreements, co-location agreements and line access agreements (including, without limitation, renewals of existing agreements) may be collaterally assigned to the Lenders as contemplated by
SECTION 2.01.

     (d) preserve all the remainder of its material property used or useful in the conduct of its business and keep the same in good repair, working order and condition (reasonable wear and tear and damage by fire or other casualty excepted), and from time to time, make or cause to be made all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be conducted at all times in the ordinary course in a manner substantially consistent with past practices.

     SECTION 6.02.  INSURANCE.
     ------------   ---------

     (a) Keep all of its insurable properties now or hereafter owned adequately insured at all times against loss or damage by fire or other casualty to the extent customary with respect to like properties of companies conducting similar businesses; maintain public liability, business interruption, liability and workers' compensation insurance and insurance against claims of libel and defamation and copyright and other proprietary right infringement, maintain insurance with respect to its printing and other production facilities and related equipment in an amount equal to the full replacement cost thereof, in each case insuring such Company to the extent customary (and as permitted under applicable law) with respect to companies conducting similar businesses, all by financially sound and reputable insurers and furnish to the Agent satisfactory evidence of the same (including certification by an Authorized Officer of timely renewal of, and timely payment of all insurance premiums payable under, all such policies, which certification shall be included in the next succeeding Compliance Report delivered pursuant to SECTION 6.05); notify the Agent of any material change in the insurance maintained on its properties after the date hereof and furnish each of the Lenders satisfactory evidence of any such change; provide that each insurance policy pertaining to any of its insurable properties shall: (i) name the Agent, on behalf of the Lenders, as loss payee pursuant to a so-called "standard mortgagee clause" or "Lender's loss payable endorsement", or as additional insured (as appropriate), (ii) provide that no action of any Company shall void such policy as to the Agent or the Lenders, and (iii) provide that the insurer(s) shall notify the Agent of any proposed cancellation of such policy at least thirty (30) days in advance thereof (unless such proposed cancellation arises by reason of non-payment of insurance premiums in which case such notice shall be given at least ten (10) days in advance thereof) and that the Agent or the Lenders will have the opportunity to correct any deficiencies justifying such proposed cancellation.

     (b) Promptly following the occurrence of any Casualty Event affecting any asset or property of any Company (whether or not such property constitutes Collateral) (the "Damaged Property") resulting in Insurance Proceeds aggregating
                  ----------------
$500,000 or more, give prompt notice thereof to the Agent and cause all of such Insurance Proceeds to be paid to the Agent for deposit into the Collateral Account, as additional collateral security for the payment of the Obligations, pending disbursement thereof as hereinafter provided. If, on or before the last day of the applicable Restoration Period, the Borrower or any Subsidiary shall not have restored, repaired or replaced the Damaged Property (or, if earlier, on the date following the deposit of such Insurance Proceeds such Company shall have determined not to restore, repair or replace the Damaged Property) the Insurance Proceeds so deposited in the Collateral Account shall be applied in accordance with and to the extent required in SECTION 1.05(b).

     (c) In the event of a Casualty Event affecting any Damaged Property, whether or not subject to SECTION 6.02(B), and provided that no Event of Default shall have occurred and be continuing, the Agent or the Lenders will deliver to the Borrower (for the benefit of such Company) any Insurance Proceeds therefrom, if the Borrower so elects following notice thereof provided by the Agent, provided that (i) such Company shall use such proceeds for the repair
--------
restoration or replacement of the Damaged Property within the applicable Restoration Period, (ii) the Borrower shall have demonstrated to the reasonable satisfaction of the Lenders that the

Damaged Property will be repaired or restored to substantially its previous condition or will be replaced by substantially identical property or assets and
(iii) if the Agent, on behalf of the Lenders, had a security interest in and lien upon the Damaged Property, the Lenders shall have received, at their request, a favorable opinion from the Borrower's counsel, in form and substance reasonably satisfactory to the Agent, as to the perfection of the Agent's security interest in and lien upon such restored or replaced property or asset and such evidence satisfactory to the Agent as to the priority of such security interest and liens. If the Borrower fails to elect the disbursement of such Insurance Proceeds as provided in the foregoing sentence within thirty (30) days following receipt of the Agent's notice, the Borrower shall be deemed to have elected that such Insurance Proceeds be applied to the prepayment of the Loans and, if the related Casualty Event was subject to SECTION 6.02(b), the permanent reduction of the Commitments provided in SECTION 1.05.

     (d) If the Borrower receives any disbursements of Insurance Proceeds as contemplated by SECTION 6.02(c), but fails to repair, restore or replace the Damaged Property within the applicable Restoration Period, as required under
SECTION 6.02(c), then the Borrower shall return all such disbursements to the Agent for application, together with the balance of any related Insurance Proceeds not so disbursed, to the prepayment of the Loans and, if the related Casualty Event was subject to SECTION 6.02(b), the permanent reduction of the Commitments provided in SECTION 1.06.

     (e) The Agent may, if directed by the Required Lenders upon the occurrence and during the existence of any Default, elect to apply any Insurance Proceeds paid into the Collateral Account or otherwise received by the Agent pursuant to this SECTION 6.02 to the replacement, restoration and/or repair of the Damaged Property, in lieu of effecting the prepayment of the Loans required under
SECTION 1.05(b) or 6.02(a) through (d).

     (f) If the Borrower or the Agent elects to replace, restore and/or repair the Damaged Property as provided in SECTION 6.02(c) OR (e), the related Insurance Proceeds (and any earnings thereon) held in the Collateral Account shall be applied to the replacement, restoration and repair of the Damaged Property and advanced by the Agent in periodic installments upon compliance by the Borrower with such reasonable conditions to disbursement as may be imposed by the Agent, including, but not limited to, reasonable retention amounts and receipt of lien releases and, if a Casualty Event results in the Agent's receipt of Insurance Proceeds aggregating $100,000 or more, disbursement of such Insurance Proceeds to the Borrower.

     (g) Following the occurrence and the continuance of any Default, the Agent shall have no obligation to release any proceeds from the Collateral Account to the Borrower as provided above and all such proceeds shall be subject to the provisions of the Security Agreements. All Insurance Proceeds remaining in the Collateral Account after application to the repair, replacement and/or restoration of Damaged Property pursuant to this Section may, at the option of the Agent, be applied to the prepayment of the Loans or (if consented to by the Required Lenders) released to the Borrower.

     (h) With respect to any Casualty Event resulting in Insurance Proceeds aggregating $500,000 or more, the Agent shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with any claims for damage or destruction under any policy or policies of insurance, and the Borrower shall, within five (5) Business Days after request therefor, reimburse the Agent for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and disbursements) incurred by the Agent in connection with such participation. None of the Companies shall make any compromise, adjustment or settlement in connection with any such claim resulting in Insurance Proceeds aggregating $500,000 or more without the approval of the Agent.

     (i) To the extent, if any, that any improved real property (whether owned or leased) of the Companies that is mortgaged as required under SECTION 2.01(A) is situated in a flood zone designated as type "A", "B" or "V" by the U.S. Department of Housing and Urban Development, obtain and maintain flood insurance in coverage and amount satisfactory to the Agent.

     SECTION 6.03.  TAXES, ETC.   Pay and discharge or cause to be paid and
     --------------------------
discharged all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, would become a lien or charge upon such properties or any part thereof; provided that no Company shall be required to pay and
                     --------
discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and it shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim, so contested; and provided, further that, in any event, payment of any such tax, assessment, charge, levy or claim shall be made before any of its property shall be seized or sold in satisfaction thereof.

     SECTION 6.04.  NOTICE OF PROCEEDINGS, DEFAULTS, ADVERSE CHANGE, ETC.
     ------------   -----------------------------------------------------
Promptly (and in any event within five (5) days after the discovery by the Borrower thereof) give written notice to each of the Lenders of (a) any proceedings instituted or threatened in writing against it by or in any federal, state or local court or before any commission or other regulatory body, whether federal, state or local which could reasonably be expected to have a Material Adverse Effect; (b) any notices of default received by any Company (together with copies thereof, if requested by any Lender) with respect to (i) any alleged default under or violation of any of its material licenses, permits or franchises (including any material agreement to which it is a party, or (ii) any alleged default with respect to, or acceleration or other action under any evidence of material Indebtedness of any Company or any mortgage, indenture or other agreement relating thereto; (c) (i) any notice of any violation or administrative or judicial complaint or order filed or to be filed against any Company and/or any real property owned or leased by it alleging any material violations of any law, ordinance and/or regulation or requiring it to take any action in connection with the release and/or clean-up of any Hazardous Materials, or (ii) any notice from any governmental body or other Person alleging that any Company is or may be liable for costs associated with a release or clean-up of any Hazardous Materials or any damages resulting from such release; (d) any event of dissolution; (e) any change in the condition, financial or otherwise, of any Company which is reasonably likely to have a Material Adverse Effect; or (f) the occurrence of any Default or the occurrence of any event which, upon notice or lapse of time or both, would constitute such a Default.

     Section 6.05.  FINANCIAL STATEMENTS AND REPORTS.  Furnish to the
     ------------   --------------------------------
Agent (with multiple copies for each of the Lenders):

     (a) Within ninety (90) days after the end of each fiscal year, the consolidated and consolidating (or, if applicable, combined and combining) balance sheets and statements of income, stockholders', partners' or members' equity (as applicable) and cash flows of the Companies, together with supporting schedules in form and substance reasonably satisfactory to the Lenders, audited by an independent certified public accountants of national reputation selected by the Borrower and reasonably satisfactory to the Lenders (the "Accountants"),
                                                                 -----------
the opinion to be unqualified, (i) showing the financial condition of the Borrower and all of its Subsidiaries at the close of such fiscal year and the results of operations during such year, (ii) containing a statement to the effect that the Accountants have examined the provisions of this Agreement and that in the course of their examination they did not become aware of any Event of Default, or any event which upon notice or lapse of time or both would constitute an Event of Default, under ARTICLE V or otherwise (or, if such an event has occurred, a statement explaining its nature and extent) and (iii) without disclaiming the Accountants' obligation to address the Year 2000 Risk as it relates to liabilities or contingent liabilities of the Borrower or any of its Subsidiaries or the failure of any Borrower or any of its Subsidiaries to take all necessary and appropriate steps to address the Year 2000 Risk; provided, however, that in issuing such statement, the Accountants shall not be
--------
required to exceed the scope of normal auditing procedures conducted in connection with their opinion referred to above;

     (b) Within forty-five (45) days after the end of each quarter in each fiscal year, commencing with the fiscal quarter ending June 30, 1998, the consolidated (or, if applicable, combined) balance sheets and statements of income, stockholders', partners' or members' equity (as applicable) and cash flows of the Companies, together with supporting schedules, setting forth in each case in comparative form the corresponding figures from the preceding fiscal period of the same duration, prepared by the Borrower in accordance with GAAP (except for the absence of notes) and certified by an Authorized Officer, such balance sheets to be as of the close of such quarter, and such statements of income, stockholders', equity and cash flow to be for the quarter then ended and the period from the beginning of the then current fiscal year to the end of such quarter (in each case subject to normal audit and year-end adjustments) and to include (i) a comparison of actual results to results for the comparable period of the preceding fiscal year and projected results set forth in the Budget for such period and (ii) a profit and loss statement for each product line and business unit for the quarter then ended and the period from the beginning of the then current fiscal year to the end of such quarter;

     (c) Within thirty (30) days after the end of each month, the consolidated (or, if applicable, combined) balance sheet and statements of income, stockholders' equity and cash flow of the Companies, together with supporting schedules, prepared by the Borrower in accordance with GAAP (except for the absence of notes) and certified by an Authorized Officer, such balance sheets to be as of the end of such month and income statements to be for the period from the beginning of the then current fiscal year to the end of such month (subject to normal audit and year-end adjustments);

     (d) Concurrently with the delivery of any annual financial statements required by SECTION 6.05(a) and any quarterly financial statements required by
SECTION 6.05(b), a report in the form of SCHEDULE 6.05 attached hereto (or otherwise in a form satisfactory to the Agent) signed on behalf of the Borrower by an Authorized Officer (each a "Compliance Report"), setting forth the
                                  -----------------
calculations contemplated in ARTICLE V of this Agreement and certifying as to the fact that such Person has examined the provisions of this Agreement and that no Event of Default nor any event which upon notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing;

     (e) (i) On or before January 31 of each fiscal year, commencing January 31, 1999, an updated monthly cost budget of the Borrower, including planned Capital Expenditures and projected borrowings for such fiscal year, with updated Projections showing financial covenant compliance (collectively, the "Budget"),
                                                                      ------
for the operation of the Companies' businesses during such fiscal year, setting forth in detail reasonably satisfactory to the Lenders the projected results of operations of the Companies and stating underlying assumptions, and (ii) within five (5) days after the effective date thereof, notice of any material changes or modifications in the Budget (which shall not include changes resulting from immaterial adjustments to the timing of any proposed borrowings);

     (f) Promptly upon receipt or issuance thereof, and in any event within five
(5) Business Days after such receipt, copies of all audit reports submitted to any Company by its accountants in connection with each yearly, interim or special audit of the books of any Company made by such accountants, including any material related correspondence between such accountants and the Borrower's management;

     (g) Within ten (10) Business Days after the receipt or filing thereof by any Company, copies of (i) any registration statements, prospectuses and any amendments and supplements thereto, and any regular and periodic reports (including without limitation reports on Form 10-K, Form 10-Q or Form 8-K), if any, filed by any Company with any securities exchange or with the United States Securities and Exchange Commission (the "SEC"); and (ii) any letters of comment
                                         ---
or correspondence with respect to filings or compliance matters sent to any Company by any such securities commission or the SEC in relation to any Company and its respective affairs; and

     (h) As soon as reasonably possible after request therefor, such other information regarding its operations, assets, business, affairs and financial condition or regarding any of the Companies as the Agent may reasonably request, including copies of any and all material agreements to which any Company is a party from time to time.

     SECTION 6.06.  INSPECTION.  Permit employees, agents and representatives
     ------------   ----------
of the Lenders to inspect, during normal business hours, its premises, its books and records (and to make abstracts or reproductions thereof) and such other facilities and systems of the Borrower, as any Lender may wish to inspect in connection with the Year 2000 Risk and the Company's efforts to become Year 2000 Compliant in accordance with SECTION 6.12. In connection with any such inspections, the Lenders will use reasonable efforts to avoid an unreasonable disruption of the Companies' businesses and will give reasonable advance notice thereof (provided, however, that during the existence of a
                        --------
Default, such notice will be provided only if circumstances reasonably warrant).

     SECTION 6.07.  ACCOUNTING SYSTEM.  Prepare its financial statements in
     ------------   -----------------
accordance with generally accepted accounting principles and maintain a fiscal year ending December 31 for each of the Companies.

     SECTION 6.08.  ADDITIONAL ASSURANCES.  From time to time hereafter:
     ------------   ---------------------

     (a) execute and deliver or cause to be executed and delivered, such additional instruments, certificates and documents, and take all such actions, as the Agent or the Lenders shall reasonably request for the purpose of implementing or effectuating the provisions of this Agreement and the other Loan Documents, including without limitation, the execution and delivery to the Agent of a mortgage or deed of trust or collateral assignment of lease or leasehold mortgage in form and substance satisfactory to the Agent (in a recordable form and in such number of copies as the Agent shall have requested) covering any real property interests acquired (by ownership or lease) by any Company, together with any necessary consents relating thereto; and

     (b) upon the exercise by the Agent or the Lenders of any power, right, privilege or remedy pursuant to this Agreement or any other Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, execute and deliver all applications, certifications, instruments and other documents and papers that the Lenders may be so required to obtain.

     SECTION 6.09.  COMPLIANCE WITH ENVIRONMENTAL LAWS.
     ------------   ----------------------------------

     (a) Comply in all material respects with all Environmental Laws and not generate, store, handle, process, dispose of or otherwise use and not generate, store, handle, process, dispose of or otherwise use Hazardous Materials in, on, under or about the Property in a manner that could lead or result in imposition on any Company or the Agent or any Lender or any of the Properties of any material liability or lien of any nature whatsoever under any Environmental Law.

     (b) Notify the Agent promptly in the event of any spill or other release of any Hazardous Material in, on, under or about any of the Properties which is required to be reported to a Governmental Authority under any Environmental Law, promptly forward to the Agent copies of any notices received by any Company relating to any alleged violation of any Environmental Law and pay when due any fine or assessment against the Lenders, any Company or any of the Properties relating to any Environmental Law, the Borrower or such other Company, unless payment of the same is being contested in good faith by appropriate proceedings and it shall have set aside on its books adequate reserves with respect thereto.

     (c) If at any time it is determined that the operation or use of any of the Properties violates any applicable Environmental Law or that there is any Hazardous Material located in, on, under or about the Properties which under any Environmental Law requires special handling in collection, treatment, storage or disposal or any other form of cleanup or remedial or corrective action, and such requirement has been violated then, within thirty (30) days after receipt of written notice thereof from a Governmental Authority (or such other time period as may be specified in the notice sent by such Governmental Authority) or from the Lenders, take, at its sole cost and expense, such actions as may be necessary to comply in all material respects with any applicable Environmental Laws, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Borrower shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to comply in all material respects with any and all applicable Environmental Laws. Nothing herein shall prohibit the Borrower from asserting any good faith defenses against the government in any governmental demands.

     (d) If a lien is filed against any of the Properties by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of any Company or for which any Company is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material in violation of an Environmental Law, then, within thirty (30) days from the date that such Company is first given written notice that such lien has been placed against the Properties, either (i) pay the claim and remove the lien or (ii) furnish a cash deposit, bond or such other security with respect thereto as is reasonably satisfactory in all respects to the Lenders and is sufficient to effect a complete discharge of such lien on the Properties.

     SECTION 6.10.  INTEREST RATE PROTECTION        .
     ------------   ------------------------

     (a) Within thirty (30) days after the date on which the aggregate amount of the Loans exceed $25,000,000, keep in effect or enter into, and, thereafter, maintain in full force and effect, one or more Rate Hedging Agreements containing terms and conditions reasonably satisfactory to the Agent and generally prevailing at such time and sufficient to ensure that at least fifty percent (50%) of the outstanding principal balance of the Loans is protected at all times against increases in the all-in interest rate thereon to a per annum
                                                                     --- -----
rate in excess of ten percent (10%), in each case for a term extending for at least twenty-four (24) months.

     (b) Deliver to the Agent copies of each such Rate Hedging Agreement, including any and all amendments thereto and substitutions thereof, and such other documentation relating thereto as the Agent or the Lenders may from time to time request.

     SECTION 6.11.  YEAR 2000 COMPLIANCE.  Use its best efforts to ensure that
     ------------   --------------------
each Company remain Year 2000 Compliant. At the request of the Agent, Borrower will provide the Agent evidence reasonably acceptable to the Agent that each Company has complied with its obligations under the preceding sentence.

     SECTION 6.12.  THE OFFERING.  In connection with the consummation of the
     ------------   ------------
Offering, cause the net proceeds thereof (after reasonable and customary expenses incurred in connection with the Offering) to be used as follows: (i) first, $70,000,000 shall be contributed to the capital of the Borrower, (A) to
-----
repay the Notes and the Borrower's obligations under the Original Agreement; (B) to repay the Subordinated Debt, (C) for Permitted Acquisitions and (D) for working capital purposes, (ii) second, the balance thereof shall be used to
                               ------
redeem the outstanding shares of the Parent's Preferred Stock, $.01 par value, and (iii) third, the remaining proceeds shall be contributed to the capital of
          -----
the Borrower.

     VII.  NEGATIVE COVENANTS.  The Borrower covenants and agrees that, so
           ------------------
long as any Lender has any obligation to extend credit to the Borrower hereunder, and for so long thereafter as there remains outstanding any portion of any Obligation, whether now existing or arising hereafter, unless the Required Lenders shall otherwise consent in writing in accordance with the terms of ARTICLE XII, none of the Companies will, directly or indirectly:

     SECTION 7.01.  INDEBTEDNESS.  Incur, create, assume, become or be liable,
     ------------   ------------
directly, indirectly or contingently, in any manner with respect to, or permit to exist, any Indebtedness or liability, except:

     (a) Indebtedness of the Borrower to the Lenders hereunder and under the Notes;

     (b) the guaranties of the Subsidiaries required under SECTION 2.01;

     (c) any Rate Hedging Obligations incurred in accordance with SECTION 6.11;

     (d) Indebtedness existing on the date hereof and described in SCHEDULE
                                                                   --------
7.01; provided however, that the terms of such indebtedness shall not be
----  -------- -------
modified or amended in any material respect, nor shall payment thereof be extended, except as set forth on such SCHEDULE 7.01, without the prior written
                                      -------------
consent of the Required Lenders;

     (e) Indebtedness in respect of endorsements of negotiable instruments for collection in the ordinary course of business;

     (f) Indebtedness of the Companies under Capital Leases and purchase money Indebtedness relating to the purchase price of real estate and equipment to be used in the Companies' businesses, in the aggregate principal amount (including any such amounts set forth on SCHEDULE 7.01 attached hereto) of not more than
                              -------------
$7,000,000 outstanding at any time; and

     (g) loans between the Companies.

     Section 7.02.  LIENS.  Create, incur, assume, suffer or permit to exist
     ------------   -----
any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or ownership interests, now or hereafter owned, other than the following ("Permitted Liens"):
                ---------------

     (a) liens securing the payment of taxes, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which it shall have set aside on its books adequate reserves;

     (b) deposits under workers' compensation, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds arising in the ordinary course of business;

     (c) liens existing on the date hereof and described on SCHEDULE 7.02
                                                            -------------
attached hereto;

     (d) liens against the Companies imposed by law, such as vendors', carriers', lessors', warehouser's or mechanics' liens, incurred by it in good faith in the ordinary course of business;

     (e) liens arising out of a prejudgment attachment, a judgment or award against it with respect to which it shall currently be prosecuting an appeal, a stay of execution pending such appeal having been secured, except any such lien arising in connection with a judgment, attachment or proceeding which gives rise to an Event of Default under paragraph (i) or (j) of ARTICLE VIII;

     (f) liens in favor of the Agent or the Lenders securing the Notes, any intercompany notes assigned to the Agent and the Lenders as collateral therefor and the other obligations of the Companies to the Lenders hereunder or under Rate Hedging Obligations entered into with any Lender or any Lender's Affiliate;

     (g) liens against the Companies arising under or securing Capital Leases and liens or mortgages securing purchase money Indebtedness described in SECTION 7.01(f), provided that the obligation secured by any such lien shall not exceed one hundred percent (100%) of the lesser of cost or fair market value as of the time of the acquisition of the property covered thereby and that each such lien or mortgage shall at all times be limited solely to the item or items of property so acquired; and

     (h) restrictions, easements and minor irregularities in title which do not and will not interfere with the occupation, use and enjoyment by any Company of such properties and assets in the normal course of its business as presently conducted or materially impair the value of such properties and assets for the purpose of such business.

     SECTION 7.03.  DISPOSITION OF ASSETS; ETC.  Sell, lease, transfer or
     ------------   --------------------------
otherwise dispose of its properties, assets, rights, licenses and franchises to any Person (including without limitation dispositions in exchange for similar assets and properties and commonly referred to as "asset swaps") (all of the foregoing being referred to herein as a "Disposition") in excess of $5,000,000,
                                         -----------
individually or $15,000,000 in the aggregate, and except for Dispositions made in the ordinary course of business (including the Disposition, without replacement, of equipment which is obsolete or no longer needed by the Companies in the conduct of their businesses and the replacement of equipment with other equipment of at least equal utility and value (provided that the Agent's or the
                                               --------
Lenders' lien upon such proceeds and newly acquired equipment shall have the same priority as the Agent's or the Lenders' lien upon the replaced equipment subject to any prior liens permitted by SECTION 7.02(g)).

     SECTION 7.04.  FUNDAMENTAL CHANGES; ACQUISITIONS; RESTRICTED PAYMENTS    .
     ------------   ------------------------------------------------------

     (A) PROHIBITED CHANGES AND TRANSACTIONS.
         -----------------------------------

          (i) Form any Subsidiary or otherwise change the equity capital structure or organization of the Companies from that set forth in
       SCHEDULE 4.17, (other than (A) a Telecommunications Subsidiary and as
       -------------
       permitted in connection with a Permitted Acquisition, or (B) changes to the equity structure of the Parent as a result of issuances under the
       Plan) in each case, subject to Borrower's compliance with SECTION 2.01;

          (ii) Permit or suffer any amendment of its charter, by-laws or other organizational documents that could have a Material Adverse Effect (it being expressly agreed that the inclusion in any such charter documents of any provision similar to those set forth in Section 102(b)(2) of Title 8 of the Delaware Code is prohibited under this Section);

          (iii) Dissolve, liquidate, consolidate with or merge with any other Person or otherwise effect any Change of Control;

          (iv) Acquire any Person or all or any substantial portion of the ownership interests or assets or properties of any corporation, partnership, limited liability company or other entity or any other material assets (in each case, an "Acquisition") other than Permitted
                                          -----------
       Acquisitions;

          (v) Repurchase any shares of capital stock or partnership, membership or other ownership interests, other than the repurchase of shares of an employee upon the termination of employment of such employee in accordance with the Plan or the applicable employee award under the Plan.

          (vi) Issue any additional Equity Securities except for (i) common stock of the Parent or options therefor issued in accordance with the Plan; and (ii) Equity Securities issued in connection with the Offering, subject to SECTION 6.12.

     (B) RESTRICTED PAYMENTS.  Directly or indirectly declare, order, pay or
         -------------------
make any Restricted Payment or set aside any sum or property therefor.

     SECTION 7.05.  MANAGEMENT. Turn over the day-to-day management of its
     ------------   ----------
properties, assets, rights, licenses and franchises to any Person other than a full-time employee of the Companies.

     SECTION 7.06.  SALE AND LEASEBACK.  Enter into any arrangements,
     ------------   ------------------
directly or indirectly, with any Person whereby it shall sell or transfer any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property.

     SECTION 7.07.  INVESTMENTS.  Except for Permitted Investments, purchase,
     ------------   -----------
invest in or otherwise acquire or hold securities, including, without limitation, capital stock and evidences of indebtedness of, or make loans or advances to, or enter into any arrangement for the purpose of providing funds or credit to, any other Person (other than existing loans to certain officers and stockholders as set forth on SCHEDULE 4.17).
                             -------------

     SECTION 7.08.  CHANGE IN BUSINESS.  Engage, directly or indirectly, in
     ------------   ------------------
any business other than businesses of the Telecommunications Subsidiary or otherwise reasonably related to the businesses in which it is currently engaged.

     SECTION 7.09.  ACCOUNTS RECEIVABLE.  Sell, assign, discount or dispose
     ------------   -------------------
in any way of any accounts receivable, promissory notes or trade acceptances held by any Company, with or without recourse, except for collection (including endorsements) in the ordinary course of business and except the sale back of accounts receivable in connection with a Permitted Acquisition.

     SECTION 7.10.  TRANSACTIONS WITH AFFILIATES.  Except as set forth in
     ------------   ----------------------------
SCHEDULE 4.17, enter into any transaction, including, without limitation, the
-------------
purchase, sale or exchange of property or assets or the rendering or accepting of any service with or to any Affiliate of any Company, except in the ordinary course of business and pursuant to the reasonable requirements of its business and upon terms not less favorable to such Company than it could obtain in a comparable arm's-length transaction with a third party other than such Affiliate.

     SECTION 7.11.  AMENDMENT OF CERTAIN AGREEMENTS, ETC.  Amend, modify
     ------------   ------------------------------------
or terminate any material agreement to which any Company is a party, or enter into any material agreement, in each case, outside of the ordinary course of business and if the effect thereof would be to increase materially the obligations of any Company thereunder or to confer additional rights upon the other parties thereto that could have a Material Adverse Effect.
Notwithstanding the foregoing, none of the Companies shall renew or enter into any co-location agreement, line access agreement or other material agreements specified by the Agent without obtaining the written consents of such third parties necessary to effect the collateral assignment thereof in accordance with
SECTION 2.01.

     SECTION 7.12.  ERISA.  (a) Fail to make contributions to pension plans
     ------------   -----
required by Section 412 of the Code, (b) fail to make payments required by Title IV of ERISA as the result of the termination of a single employer pension plan or withdrawal or partial withdrawal from a multiemployer pension plan, or (c) fail to correct a prohibited transaction with an employee benefit plan with respect to which it is liable for the tax imposed by Section 4975 of the Code.

     SECTION 7.13.  MARGIN STOCK.  Except as set forth on SCHEDULE 4.17, use
     ------------   ------------                          -------------
or permit the use of any of the proceeds of the Loans, directly or indirectly, for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any Margin Stock or for any other purpose which might constitute the transactions contemplated hereby a "purpose credit" within the meaning of Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System, or cause any Loan, the application of proceeds thereof or this Agreement to violate Regulation G, Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or the Securities Exchange Act of 1934, as amended, or any rules or regulations promulgated under such statutes.

     SECTION 7.14.  NEGATIVE PLEDGES, ETC.  Enter into any agreement
     ------------   ----------------------
(excluding this Agreement or any other Transaction Document) prohibiting (a) any Company from amending or otherwise modifying this Agreement or any other Transaction Document, or (b) the creation or assumption of any lien upon the properties, revenues or assets of any Company, whether now owned or hereafter acquired.

     VIII.  DEFAULTS.  In each case of happening of any of the following
            --------
events (each of which is herein sometimes called an "Event of Default"):
                                                     ----------------

     (a) any representation or warranty made by or on behalf of any Company or any of its Affiliates in this Agreement or the Security Documents, or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, or the borrowing hereunder, shall prove to be false or misleading in any material respect when made or, except for those representations and warranties that are by their terms limited to a specific time, reconfirmed;

     (b) default in the payment or mandatory prepayment of any installment of the principal of any Note or any payment of any installment of the principal of any other indebtedness of the Borrower to the Agent, any Lender or any Hedging Lender, or any payment in respect of any Rate Hedging Obligations entered into with the Agent or any Hedging Lender, when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise;

     (c) default in the payment of any installment of any interest on any Note, or any premium or fee or any other indebtedness of any Company to the Agent or any Lender for more than five (5) Business Days after the date when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise;

     (d) default in the due observance or performance by, or compliance with, any Person other than the Agent or any Lender of any covenant or agreement contained in ARTICLE V, SECTION 6.02, 6.04, 6.06, 6.07, 6.08, 6.09 or 6.11 or
ARTICLE VII (except SECTION 7.10) of this Agreement;

     (e) default in the due observance or performance of, or compliance with, any other covenant, condition or agreement, on the part of any Person other than the Agent or any Lender to be observed or performed pursuant to the terms of this Agreement or pursuant to the terms of any Security Document or any Rate Hedging Obligation entered into with the Agent, any Lender or any Hedging Lender, which default is not referred to in paragraphs (a) through (d), inclusive, of this ARTICLE VIII and which default shall continue unremedied for ten (10) calendar days after the earlier to occur of (i) the Borrower's actual discovery of such default, or (ii) written notice thereof from the Agent or any Lender to the Borrower; provided, however, that if any such default cannot be
                        --------  -------
remedied, then such default shall be deemed to be an Event of Default as of the date of the occurrence thereof;

     (f) any default with respect to any evidence of Indebtedness of any Company (other than to the Lenders hereunder) for borrowed money, or default under any agreement giving rise to monetary remedies, in each case which, when aggregated with all other such defaults of the Companies, exceeds $500,000, if the effect of such default is to permit the holder of such Indebtedness to accelerate the maturity of such Indebtedness;

     (g) any Company shall (i) discontinue its business, (ii) permit an event of dissolution to occur, (iii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (iv) admit in writing its inability to pay its debts as they mature, (v) make a general assignment for the benefit of creditors, (vi) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or (vii) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or corporate action shall be taken for the purpose of effecting any of the foregoing;

     (h) there shall be filed against any Company an involuntary petition seeking reorganization of such company or the appointment of a receiver, trustee, custodian or liquidator of such company or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect and such involuntary petition shall not have been dismissed within sixty (60) days thereof;

     (i) final judgment for the payment of money which, when aggregated with all other outstanding judgments against the Companies, exceeds $250,000 (exclusive of amounts covered by insurance or actually contributed in cash by third party obligors with respect to such judgments) shall be rendered against any Company, and the same shall remain undischarged (unless fully bonded upon terms satisfactory to the Required Lenders) for a period of thirty (30) consecutive days, during which execution shall not be effectively stayed;

     (j) the occurrence of any attachment of any deposits or other property of any Company in the hands or possession of the Agent or any of the Lenders, or the occurrence of any attachment of any other property of any Company in an amount which, when aggregated with all other attachments against the Companies, exceeds $250,000 and which shall not be discharged within thirty (30) days of the date of such attachment;

     (k) there shall occur for any reason a Change of Control; or

     (l) for any reason (other than the gross negligence of the Agent or the Lenders, it being nonetheless understood and agreed that the Borrower shall have the primary responsibility for filing continuation statements under the Uniform Commercial Code and making other conforming amendments to the Security Documents to reflect changed circumstances and assure continued compliance therewith and with SECTION 2.01), any material Security Document shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any security interest(s) or lien(s) granted pursuant thereto which is, or are in the aggregate, material shall fail to be perfected, or any party thereto other than the Agent or the Lenders shall contest the validity of any material lien(s) granted under, or shall disaffirm its obligations under, any material Security Document;

then and upon every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Required Lenders as provided in ARTICLE XII, the Commitments shall terminate and the Notes and any and all other Indebtedness of the Borrower to the Lenders shall immediately become due and payable, both as to principal and interest, without presentment, demand, prior notice, or protest, all of which are hereby expressly waived, anything contained herein or in the Notes or other evidence of such indebtedness to the contrary notwithstanding (except in the case of an Event of Default under paragraph (g) or (h) of this ARTICLE VIII which, under applicable law, would result in the automatic acceleration of the Borrower's Indebtedness, in which event the Commitments shall automatically terminate and such Indebtedness shall automatically become due and payable).

     IX.  REMEDIES ON DEFAULT, ETC.
          ------------------------

   (a)   GENERAL REMEDIES.  In case any one or more Events of Default shall
         ----------------
occur and be continuing, the Agent and the Lenders may proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Agreement, any Security Document, any other Loan Document or the Notes, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law, all subject to the provisions of ARTICLE XII. No right conferred upon the Agent or the Lenders hereby or by any Security Document, other Loan Document or the Notes shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

   (b) CONSENT TO RECEIVER.  Without limiting the generality of the foregoing or
       -------------------
limiting in any way the rights of the Lenders under the Security Documents or otherwise under applicable law, at any time after the occurrence, and during the continuance, of an Event of Default arising under paragraph (b) or (c) of
ARTICLE VIII, or anytime after the acceleration of the Loans, the Agent, at the direction of the Required Lenders, shall be entitled to apply for and have a receiver or receiver and manager appointed under state or Federal law of the United States by a court of competent jurisdiction in any action taken by the Agent or the Lenders to enforce their rights and remedies hereunder and under the Security Documents in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the businesses of the Companies, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Obligations as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated. The Borrower (for itself and, with all due authority, each Subsidiary) hereby irrevocably consents to and waives any right to object to or otherwise contest the appointment of a receiver as provided above. The Borrower (for itself and with all due authority, each Subsidiary) grants such waiver and consent knowingly after having discussed the implications thereof with counsel, acknowledges that the uncontested right to have a receiver appointed for the foregoing purposes is considered essential by the Lenders in connection with the enforcement of their rights and remedies hereunder and under the Security Documents, and the availability of such appointment as a remedy under the foregoing circumstances was a material factor in inducing the Lenders to make (and commit to make) the Loans to the Borrower; and agrees to enter into any and all stipulations in any legal actions, or agreements or other instruments in connection with the foregoing and to cooperate fully with the Agent and the Lenders in connection with the assumption and exercise of control by the receiver over all or any portion of the Collateral.

     X.  THE AGENT.
         ---------

     Section 10.01.  APPOINTMENT, POWERS AND IMMUNITIES.    Each Lender
     -------------   ----------------------------------
hereby irrevocably (subject to SECTION 10.08) designates and appoints Fleet National Bank, which designation and appointment is coupled with an interest, as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Fleet National Bank, as the Agent of such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in SECTION 10.05 and such first sentence of SECTION 10.06 hereof shall include reference to its affiliates and its own and such affiliates' officers, directors, employees and agents) shall not: (a) have any duties or responsibilities to be a trustee or other fiduciary for any Lender; (b) be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by either of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability, perfection or sufficiency of this Agreement, any Note, any Security Document or any other document referred to or provided for herein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) be required to initiate or conduct any litigation or collection proceedings hereunder, except to the extent requested by the Required Lenders; and

(d) be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact it selects with reasonable care. Subject to the foregoing, to ARTICLE XII and to the provisions of any intercreditor agreement among the Lenders in effect from time to time, the Agent shall, on behalf of the Lenders, (a) hold and apply any and all Collateral, and the proceeds thereof, at any time received by it, in accordance with the provisions of the Security Documents and this Agreement; (b) exercise any and all rights, powers and remedies of the Lenders under this Agreement or any of the Security Documents, including, without limitation, the giving or withholding of any consent or waiver or the entering into of any amendment; (c) execute, deliver and file UCC Financing Statements, mortgages, deeds of trust, lease assignments and other such agreements, and possess instruments on behalf of any or all of the Lenders; and (d) in the event of acceleration of the Borrower's Indebtedness hereunder, sell or otherwise liquidate or dispose of any portion of the Collateral held by it and otherwise exercise the rights of the Lenders hereunder and under the Security Documents.

     SECTION 10.02.  RELIANCE BY AGENT.  The Agent shall be entitled to rely
     -------------   -----------------
upon any certification, notice or other communication (including any communication by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders or the Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on the Lenders.

     SECTION 10.03.  EVENTS OF DEFAULT.  The Agent shall not be deemed to
     -------------   -----------------
have knowledge of the occurrence of an Event of Default (other than the non-payment of principal of or interest on the Notes) unless such Agent has received written notice from any Lender or the Borrower specifying such Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of an Event of Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to SECTION 10.07) take such action with respect to such Event of Default as shall be directed by the Required Lenders, as provided under ARTICLE XII, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action on behalf of the Lenders, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interest of the Lenders.

     SECTION 10.04.  RIGHTS AS A LENDER.  With respect to its Commitments
     -------------   ------------------
and the Loans made by the Agent hereunder, the Agent shall have the same rights and powers hereunder as any other Lenders and may exercise the same as though its Affiliates were not acting as the Agent. The Agent and its Affiliates may, without having to account therefor to the Lenders and without giving rise to any fiduciary or other similar duty to any Lender, accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and any of its Affiliates as if it were not acting as an Agent and as if Agent were not a Lender, and the Agent may accept fees and other consideration from or on behalf any Company for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     SECTION 10.05.  INDEMNIFICATION.  The Lenders agree to indemnify the
     -------------   ---------------
Agent (to the extent not reimbursed under SECTION L4.02, but without limiting the obligations of the Borrower under such SECTION L4.02), ratably in accordance with the aggregate principal amount of the Notes held by the Lenders (or, if no such principal or interest is at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, action, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any Security Document or any other document contemplated by or referred to herein or the transactions contemplated by or referred to herein or therein (including, without limitation, the costs and expenses which the Borrower is obligated to pay under SECTION 14.02) or the enforcement of any of the terms of this Agreement or of any Security Document or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

     SECTION 10.06.  NON-RELIANCE ON AGENT AND OTHER LENDERS.  Each
     -------------   ---------------------------------------
Lender agrees that it has, independently and without reliance on the Agent or any other Lenders, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Companies and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lenders, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Companies of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or businesses of the Companies, (or any other Affiliates) of the Borrower which may come into the possession of the Agent or any of its Affiliates. Notwithstanding the foregoing, the Agent will provide to the Lenders any and all information reasonably requested by them and reasonably available to the Agent promptly upon such request.

     SECTION 10.07.  FAILURE TO ACT.  Except for action expressly required
     -------------
of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     SECTION 10.08.  RESIGNATION OF AGENT.  Fleet National Bank (or any
     -------------   --------------------
other Agent hereunder), may resign as the Agent at any time by giving fifteen
(15) days' prior written notice thereof to the Lenders and the Borrower. Any such resignation shall take effect at the end of such fifteen (15) day period or upon the earlier appointment of a successor Agent by the Required Lenders as provided below. Upon any resignation of Fleet National Bank (or any other Agent hereunder), the Required Lenders shall appoint a successor agent from among the Lenders or, if such appointment is deemed inadvisable or impractical by the Required Lenders, another financial institution with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent. After the effective date of the resignation of an Agent hereunder, the retiring Agent shall be discharged from its duties and obligations hereunder, provided that the provisions of this ARTICLE X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent. In the event that there shall not be a duly appointed and acting Agent, the Borrower agrees to make each payment due to the Agent hereunder and under the Notes, if any, directly to each Lender entitled thereto, pursuant to written instructions provided by the retiring Agent, and to provide copies of each certificate or other document required to be furnished to the Agent hereunder, if any, directly to each Lender.

     SECTION 10.09.  COOPERATION OF LENDERS.  Each Lender shall (a) promptly
     -------------   ----------------------
notify the other Lenders and the Agent of any Event of Default known to such Lender under this Agreement and not reasonably believed to have been previously disclosed to the other Lenders; (b) provide the other Lenders and the Agent with such information and documentation as such other Lenders or the Agent shall reasonably request in the performance of their respective duties hereunder, including, without limitation, all information relative to the outstanding balance of principal, interest and other sums owed to such Lender by the Borrower but excluding internally generated reports and analyses and other customarily confidential materials; and (c) cooperate with the Agent with respect to any and all collections and/or foreclosure procedures at any time commenced against the Borrower or otherwise in respect of the Collateral by the Agent in the name and on behalf of the Lenders.

     XI.  DEFINITIONS
          -----------

     As used herein the following terms have the following respective meanings:

     ACCOUNTANTS.  See SECTION 6.05.
     -----------

     ACQUISITION.  See SECTION 7.04.
     -----------

     AFFILIATE(S).  With respect to any Person, any other Person that would
     ------------
     be considered to be an affiliate of any Company under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Company were issuing securities.

     AFFILIATE SUBORDINATION AGREEMENTS.  See SECTION 2.01.
     ----------------------------------

     AGENT.  See the PREAMBLE.
     -----

     ADJUSTED OPERATING CASH FLOW.  For any three month period, the
     ----------------------------
     Operating Cash Flow for such period plus the operating cash flow of the Telecommunications Subsidiaries. The determination of "operating cash flow" for any Telecommunications Subsidiary (1) shall be calculated in a manner consistent in all relevant respects with the method used to determine Operating Cash Flow hereunder and (2) shall account for only those items included in the definition of Operating Cash Flow hereunder that are directly attributable to such Telecommunications Subsidiary or assets and the operation thereof.

     ANNUALIZED OPERATING CASH FLOW.  For any three month period, Proforma
     ------------------------------
     Operating Cash Flow for such period multiplied by four (4).

     ANNUALIZED ADJUSTED OPERATING CASH FLOW.  For any three month period,
     ---------------------------------------
     Adjusted Operating Cash Flow for such period multiplied by four (4).

     ASSIGNMENT AND ACCEPTANCE.  See Article XIII.
     -------------------------

     AUDITED FINANCIAL STATEMENTS.  See SECTION 1.02.
     ----------------------------

     AUTHORIZED OFFICER.  With respect to any certificate, agreement or other
     ------------------
     document to be executed by or on behalf of any Company, the chairman, president, chief executive officer, chief operating officer, chief financial officer, vice president or treasurer of such Company, who shall, in any event, be an officer duly authorized by all required action of such Company to execute and deliver such document.

     BASE RATE.  As of any date, the fluctuating interest rate per annum equal
     ---------
     to the greater of (a) the rate established by Fleet National Bank from time to time at its office in New York, New York as its "Base Rate" for commercial loans in United States Dollars, and (b) the Federal Funds Rate plus .50%; in each case, including any applicable adjustments for reserves
     ----
     or Federal Deposit Insurance Corporation requirements. The Base Rate is not necessarily intended to be the lowest rate of interest determined by Fleet National Bank in connection with extensions of credit.

     BASE RATE LOANS.  Loans bearing interest at a rate determined on the
     ---------------
     basis of the Base Rate.

     BORROWER.  See the PREAMBLE.
     --------

     BORROWING DATE.  With respect to any Loans requested hereunder, the date
     --------------
     such Loans are to be made.

     BUDGET.  See SECTION 6.05.
     ------

     BUSINESS DAY.  (a) For all purposes other than as provided in clause (b)
     ------------
     below, any day other than a Saturday, Sunday or legal holiday on which banks in Boston, Massachusetts, and Chicago, Illinois, are open for the transaction of a substantial part of their commercial banking business; and
     (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, LIBOR Loans, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in U.S. Dollar deposits in the London interbank market.

     CAPITAL EXPENDITURES.  For any period, the aggregate amount of payments
     --------------------
     made by the Companies during such period (including the aggregate amount of Capital Lease Obligations incurred during such period) for the rental, lease, purchase, construction or use of any property, the value or cost of which would, under GAAP, appear on the Borrower's consolidated (or, if applicable, combined) balance sheet in the category of property, plant and equipment during such period.

     CAPITAL LEASE.  Any lease of property (real, personal or mixed) which, in
     -------------
     accordance with GAAP would be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder if not so capitalized should be disclosed in a note to such balance sheet.

     Capital Lease Obligations.  All obligations of the Companies' to pay rent
     -------------------------
     or other amounts under a lease of (or other agreement conveying the right to use) property (real, personal or mixed) to the extent such obligations are required to be classified and accounted for as a Capital Lease on the Borrower's balance sheet under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     CASUALTY EVENT.  Any loss of, or damages to, or any condemnation or
     --------------
     other taking of any assets or property of the Companies for which any Company receives insurance proceeds, proceeds of a condemnation award or other compensation.

     CERCLA.  The Comprehensive Environmental Response, Compensation and
     ------
     Liability Act of 1989 (42 USC 9601, et. seq.).
                                         --  ---

     CHANGE OF CONTROL.  For any reason, (i) the Equity Investors shall cease to
     -----------------
     own of record collectively at least 35% of the issued and outstanding Equity Securities of the Parent, (ii) the Parent shall cease to own of record and beneficially 100% of the issued and outstanding Equity Securities of the Borrower, (iii) the Companies shall cease to own of record and beneficially, directly or indirectly through one or more other Subsidiaries, all of the issued and outstanding Equity Securities of each of the Subsidiaries or, (iv) if at any time, Christopher Torto (or, in
                         --
     their absence, persons acceptable to the Required Lenders in its sole discretion) shall cease to serve in the management capacities in which they serve as of the date hereof (or on the date the Agent accepts such successors).

     CHURN. For any period, the fraction, expressed as a percentage, (i) the
     -----
     numerator of which is the number of residential dial-up subscribers to the internet access services offered by the Companies that cease to be subscribers during such period (including any such subscribers whose service has been discontinued for non-payment, but excluding (x) any such subscribers discontinued in connection with a sale of assets by any of the Companies outside of the ordinary course of business, (y) any subscribers that resubscribe to such internet access services during such period and
     (z) any subscribers obtained outside of the ordinary course of business in a Permitted Acquisition whose service is discontinued for any reason during such period and, as a result thereof, the Companies receive a credit, refund or other reduction in the purchase price paid or payable with respect to such Permitted Acquisition), and (ii) the denominator of which is the number of residential dial-up subscribers to the internet access services offered by the Companies as of the last day of such period.

     CLOSING DATE.  The date as of which all of the conditions to this Agreement
     ------------
     have been satisfied or waived.

     CLOSING LEVERAGE.  See SECTION 3.01.
     ----------------

     CODE.  The Internal Revenue Code of 1986, as amended, and the rules and
     ----
     regulations promulgated thereunder.

     COLLATERAL.  Collectively, any and all collateral referred to herein and in
     ----------
     the Security Documents.

     COLLATERAL ACCOUNT.  See SECTION 1(D) of each of the Security Agreements.
     ------------------

     COMMITMENT and COMMITMENTS.  See SECTION 1.05.
     ----------     -----------

     COMMITMENT FEE.  See SECTION 1.06.
     --------------

     COMMITMENT REDUCTION NOTICE.  See SECTION 1.05.
     ---------------------------

     COMPANIES.  Collectively, the Parent and its Subsidiaries, Borrower and its
     ---------
     Subsidiaries, from time to time.

     COMPLIANCE REPORT.  See SECTION 6.05.
     -----------------

     COMPLIANCE REPORT DELIVERY DATE.  See SECTION 1.02.
     -------------------------------

     CONSOLIDATED NET INCOME.  For any period, the net income of the Borrower
     -----------------------
     and its Subsidiaries other than any Telecommunications Subsidiary (or, with respect to Acquisitions, the net income of the entity being acquired or generated by the assets being acquired in such Acquisitions) from operations for such period, after deduction of all expenses, taxes and other proper charges for such period, determined on a consolidated basis in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring gains or losses, including without limitation any gains (or losses) from any Disposition of any assets.

     CONTROLLED GROUP.  All trades or businesses (whether or not
     ----------------
     incorporated) under common control that, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
     Section 40001 of ERISA.

     COPYRIGHT OFFICE.  The United States Copyright and Trademark Office or
     ----------------
     any other federal government agency which may hereafter perform its functions.

     DAMAGED PROPERTY.  See SECTION 6.02.
     ----------------

     DEFAULT.  An Event of Default or event or condition that, but for
     -------
     the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

     DEFAULT RATE.  See SECTION 1.03(E).
     ------------

     DISPOSITION.  See SECTION 7.03.
     -----------

     DOLLARS AND $.  Lawful money of the United States of America.
     -------------

     EFFECTIVE DATE.  See SECTION 1.07.
     --------------

     ENVIRONMENTAL LAWS.  Any and all Federal, state, local and foreign
     ------------------
     laws, rules or regulations, and any judicial or administrative orders or decrees, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

     ENVIRONMENTAL SITE ASSESSMENT.  A "Phase One" or other appropriate site
     -----------------------------
     assessment performed by an environmental assessment firm of national reputation satisfactory to the Agent and reflected in a written report which authorizes the reliance thereon by the Agent and the Lenders.

     EQUITY INVESTORS.  Media/Communications Partners II Limited
     ----------------
     Partnership, Media/Communications Investors Limited Partnership, Glenn Friedly, Alan Baird, Michael Heinze, Christopher Torto and Michael Williams.

     EQUITY SECURITIES.   Means, as to any Person that is a corporation, the
     -----------------
     authorized shares of such Person's capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the ownership interests in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise control over such Person.

     ERISA.  The Employee Retirement Security Act of 1974, as amended.
     -----

     EVENT OF DEFAULT.  See ARTICLE VIII.
     ----------------

     EXCESS CASH FLOW.   For any period, Operating Cash Flow for such period
     ----------------
     less (i) Total Interest Expense for such period and (ii) Capital Expenditures made during such period.

     FEDERAL FUNDS RATE.  For any period, a fluctuating interest rate
     ------------------
     per annum (based on a 365 or 366 day year, as the case may be) equal for each day during such period to the weighted average of the rates of interest charged on overnight federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers on such day, as published for any day which is a Business Day by the Federal Reserve Bank of New York (or, in the absence of such publication, as reasonably determined by the Agent).

     FIXED CHARGES.  For any period of four (4) consecutive fiscal quarters,
     -------------
     the sum of (a) Total Debt Service for such period, (b) cash income, franchise or similar taxes paid by any corporate subsidiary of the Borrower or any Subsidiary and (c) Tax Distributions made by the Borrower during such period, except to the extent directly attributable to any Telecommunications Subsidiary or assets and the operation thereof.

     FLEET.  Fleet National Bank, a national banking association.
     -----

     FUNDED DEBT.  In relation to any Person at any time, all indebtedness
     -----------
     for borrowed money (including all notes payable and drafts accepted representing extensions of credit and all obligations evidenced by bonds, debentures, notes or other similar instruments on which interest charges are customarily paid) of such Person, all guaranty or other contingent obligations of such Person in respect of any such Indebtedness of any other Person, the liquidation value of all preferred stock at such time (other than any preferred stock that is not redeemable at the option of the holder), all obligations of such Person under Capital Leases and for the deferred purchase price of property or services (except, in any event, trade payables arising in the ordinary course of business and obligations under leases that do not constitute Capital Leases).

     GAAP.  Generally accepted accounting principles set forth in the
     ----
     opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other entity as may be approved by a significant segment of the accounting profession, as in effect on June 30, 1998, applied on a basis consistent with (a) the application of the same in prior fiscal periods, except as otherwise required, and (b) that employed by the Accountants in preparing the financial statements referred to in SECTION 6.05(A).

     GOVERNMENTAL AUTHORITY.  Any nation or government, any state or other
     ----------------------
     political subdivision thereof and any entity exercising any executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

     HAZARDOUS MATERIALS.  Any petroleum or petroleum products, flammable
     -------------------
     materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls, "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and any other chemical or other material or substance, the generation, storage, transportation, use, disposal, release or location of which is now or hereafter prohibited, limited or regulated under any Environmental Law.

     HEDGING LENDER.  Any Lender, or any Affiliate of any Lender, which from
     --------------
     time to time enters into a Rate Hedging Agreement with the Borrower.

     INDEBTEDNESS OR INDEBTEDNESS.  As applied to any Person, (a) all
     ----------------------------
     items (except items of capital stock, capital or paid-in surplus or of retained earnings) which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including Capital Lease Obligations, but excluding all deferred
                                                          ---------
     subscription liabilities and Indebtedness with respect to trade obligations and other normal accruals in the ordinary course of business which are not more than ninety (90) days in arrears measured from the date of billing,
     (b) all indebtedness secured by any mortgage, pledge, lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness secured thereby shall have been assumed; and (c) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, stock or equity purchase, capital contribution, makewell or otherwise) or otherwise to become directly or indirectly liable.

     INSURANCE PROCEEDS.  With respect to any Casualty Event, any proceeds of
     ------------------
     insurance, condemnation award or other compensation in respect thereof, net of reasonable fees and expenses related thereto.

     INTEREST EXPENSE.  For any period, the aggregate amount (determined on a
     ----------------
     consolidated basis, after eliminating intercompany items, in accordance with GAAP) of interest, commitment fees and letter of credit fees accrued (whether or not paid) during such period (including, without limitation, the interest component of Capital Lease Obligations and the Commitment Fee, but excluding non-recurring fees payable under the Fee Letters and interest in respect of overdue trade payables) by the Companies in respect of all Indebtedness for borrowed money, plus the net amount payable (or minus the net amount receivable) under Rate Hedging Agreements during such period (whether or not actually paid or received during such period).

     INTEREST PERIOD.  With respect to each LIBOR Loan, the period commencing on
     ---------------
     the date such Loan is made or converted from a Base Rate Loan, or the last day of the immediately preceding Interest Period, as to LIBOR Loans being continued as such, and ending one (1), three (3) or six (6) months, or, to the extent available, in the sole discretion of the Agent, nine (9) or twelve (12) months thereafter, as the Borrower may elect in the applicable Loan Request or Interest Rate Option Notice, provided that:

              (i) any Interest Period (other than an Interest Period determined pursuant to clause (iv) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

              (ii)  if the Borrower shall fail to give notice as provided in
       SECTION 1.03, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto;

              (iii) any Interest Period relating to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iv) below, end on the last Business Day of a calendar month;

              (iv) any Interest Period related to a LIBOR Loan that would otherwise end after the final maturity date of the Loans shall end on such final maturity date;

              (v) no Interest Period shall include a principal repayment date for the Loans unless an aggregate principal amount of Loans at least equal to the principal amount due on such principal repayment date shall be Base Rate Loans or LIBOR Loans having Interest Periods ending on or before such date; and

              (vi) notwithstanding clauses (iv) and (v) above, no Interest Period shall have a duration of less than one (1) month.

     INTEREST RATE OPTION NOTICE.  A notice given by the Borrower to the Agent
     ---------------------------
     of the Borrower's election to convert Loans to a different type or continue Loans as the same type, in accordance with SECTION 1.04.

     LENDERS.  See the PREAMBLE.
     -------

     LIBOR BASE RATE.  With respect to each day during each Interest Period
     ---------------
     pertaining to any LIBOR Loan, the rate per annum determined by the Agent to be the arithmetic mean (rounded to the nearest l/100th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that if there shall at any time
                              --------  -------
     no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, the term "LIBOR Base Rate" shall mean, with respect to each day during each Interest Period pertaining to any LIBOR Loan, the rate per annum equal to the rate at which the Agent is offered Dollar deposits at or about 10:00 A.M., Boston time, two Business Days prior to the beginning of such Interest Period in the London interbank deposit market where the eurodollar and foreign currency and exchange operations in respect of its LIBOR Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its LIBOR Loan to be outstanding during such Interest Period. As used herein, the "Telerate British Bankers Assoc.
                                            -------------------------------
     Interest Settlement Rates Page" means the display designated as Page 3750
     ------------------------------
     on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

     LIBOR LOANS.  Loans bearing interest at a rate determined on the basis of
     -----------
     the LIBOR Rate.

     LIBOR RATE. With respect to each day during each Interest Period pertaining to a LIBOR Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward, if necessary, to the nearest 1/16th of 1%):

                   LIBOR Base Rate
                   ---------------
              1.00 - LIBOR Reserve Requirements

     LIBOR RESERVE REQUIREMENTS.  For any day as applied to a LIBOR Loan, the
     --------------------------
     aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System (or other Governmental Authority having jurisdiction with respect thereto) prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of the Federal Reserve System; provided, however, that LIBOR Reserve Requirements shall be calculated without giving effect to any increase of the rate of reserve applicable to any Lender which is specifically imposed on such Lender under a memorandum of understanding with a Federal Reserve Bank.

     LIENS.  See SECTION 4.09.
     -----

     LIEN SEARCHES.  See SECTION 3.01.
     -------------

     LOAN DOCUMENTS.  This Agreement, the Notes, the Security Documents and all
     --------------
     other agreements, instruments and certificates contemplated hereby and thereby, including without limitation any Rate Hedging Agreements entered into with any of the Lenders or any Hedging Lenders.

     LOAN REQUEST.  See SECTION 1.03.
     ------------

     LOANS.  See SECTION 1.01.
     -----

     MARGIN STOCK.  See SECTION 4.12.
     ------------

     MATERIAL ADVERSE EFFECT.  (a)  An adverse effect on the validity or
     -----------------------
     enforceability of this Agreement or any of the other Loan Documents in any material respect, (b) an adverse effect on the condition (financial or other), business, results of operations, prospects or properties of the Companies, taken as a whole, in any material respect, other than any event or circumstances that are generally applicable to the Internet service provider industry or to general economic conditions, or (c) an impairment of the ability of the Companies to fulfill their respective obligations under this Agreement, the Notes or any other Loan Document to which it is a party in any material respect.

     MATURITY DATE.  June 30, 2005.
     -------------

     MORTGAGES.  Collectively, one or more mortgages, deeds of trust, deeds to
     ---------
     secure debt or collateral assignments of leasehold interest, in form and substance satisfactory to the Agent, to effect a Lien on real property or leasehold interests in the state where the respective real property to be covered by such instrument is located, executed by the party that is the owner or lessee of such real property in favor of the Agent (or, in the case of a deed of trust, in favor of a trustee for the benefit of the Agent and the Lender), covering the respective fee or leasehold interest owned by the such party, as said mortgages, deeds of trust, deeds to secure debt, leasehold deeds of trust and collateral assignments of leasehold interests shall be modified and supplemented and in effect from time to time.

     NET SALE PROCEEDS. With respect to any Disposition, the aggregate
     -----------------
     amount of all cash payments received by any Company, directly or indirectly, in connection with such Disposition, whether at the time thereof or after such Disposition under deferred payment arrangements or investments entered into or received in connection with such Disposition, minus the aggregate amount of any reasonable and customary legal, accounting, regulatory, title and recording tax expenses, transfer taxes, commissions and other fees and expenses paid at any time by any Company in connection with such disposition, and minus any cash income taxes payable by any Company in connection with such Disposition.

     NOTES.  See SECTION 1.01.
     -----

     OBLIGATIONS.  The Loans and the other obligations of each of the Companies
     -----------
     under this Agreement and the other Loan Documents, including without limitation any and all future loans, advances, debts, liabilities, obligations, covenants and duties owing by any of the Companies to the Agent, the Lenders and the Hedging Lenders, or any of them, of any kind or nature, whether or not evidenced by any note, mortgage or other instrument, whether arising by reason of an extension of credit, loan, guarantee, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term "Obligations" also includes, without limitation, all interest, charges, expenses, fees (including attorneys', accountants', appraisers', consultants' and other fees) and any other sums chargeable to the Companies under this Agreement or any other Loan Documents.

     OFFERING.  The transactions in which the Parent offers and sells to the
     --------
     public shares of its common stock substantially as described in the Registration Statement (including, but not limited to the underwriters' over-allotment option).

     OPENING BALANCE SHEET.  See SECTION 4.01.
     ---------------------

     OPERATING CASH FLOW.  For any fiscal period, Consolidated Net Income for
     -------------------
     such period, plus, to the extent deducted in the determination of
                  ----
     Consolidated Net Income for such period; (a) Total Interest Expense, (b) depreciation, (c) authorization, (d) taxes in respect of income and profits expensed during such period and determined on a consolidated basis, (d) other non-cash expenses, minus (e) extraordinary gains, in each case, for
                              -----
     such period and determined on a consolidated basis, after eliminating intercompany items, in accordance with GAAP.

     ORIGINAL AGREEMENT.  See the RECITALS.
     ------------------

     PARENT.  See the PREAMBLE.
     ------

     PARTICIPANT.  See SECTION 1.12.
     -----------

     PERMITTED ACQUISITIONS.
     ----------------------

              (a) Any Acquisition by the Borrower that does not result in a Change of Control, whether such Acquisition is effected by way of the purchase of assets or Equity Securities, by merger or consolidation of one or more Subsidiaries or otherwise, of substantially all of the assets of or Equity Securities issued by Internet service providers or related businesses located in Michigan, Illinois, Ohio, Indiana, Wisconsin, Minnesota, Iowa, Missouri, Kentucky, Pennsylvania and West Virginia the purchase price of which does not exceed $15,000,000 (or to the extent that the purchase price exceeds $15,000,000, such Acquisition is funded from proceeds of the Offering), in the case of each such Acquisition, subject to the satisfaction of the terms and conditions set forth in (i) through (xi) below and subject to the Agent's receipt of a completed Officer's Compliance Certificate "Permitted Acquisitions" in substantially the form of SCHEDULE 11
                                                                -----------
          hereto duly executed by the Borrower's Chief Executive Officer or Chief Financial Officer:

                    (i) If such Acquisition involves the purchase of equity interests, the same shall be effected in such a manner as to assure that the acquired entity becomes a wholly owned Subsidiary of the Borrower;

                    (ii) No later than (1) five (5) days prior to the consummation of any such Acquisition or, if earlier, ten (10) business days after the execution and delivery of the related acquisition agreement, the Borrower shall have delivered to the Agent (in sufficient copies for all Lenders) a copy of executed counterparts of such acquisition agreement, together with all schedules thereto, and all applicable financial information, including new Projections, updated to reflect such Acquisition and any related transactions, (2) promptly following a request therefor, copies of such other information or documents relating to such Acquisition as the Agent or any Lender shall have reasonably requested, and (3) promptly following the consummation of such Acquisition, copies of the material agreements, instruments and documents executed and delivered at the closing under such acquisition agreement;

                    (iii) Neither the Borrower nor any Subsidiary shall, in connection with any such Acquisition, assume or remain liable with respect to any indebtedness (including any material tax or ERISA liability) of the related seller, except (i) to the extent permitted under this Agreement and (ii) obligations of the seller incurred in the ordinary course of business and necessary or desirable to the continued operation of the underlying properties;

                    (iv) All assets and properties acquired in connection with any such Acquisition shall be free and clear of any Liens other than Permitted Liens;

                    (v) The applicable Sellers shall have consented to the collateral assignment to the Agent of the Borrower's rights under the Acquisition Agreement and any other agreements executed thereunder, as required under SECTION 2.01.

                    (vi) The applicable third parties shall have consented to the collateral assignment to the Agent of the Borrower's rights under the leases, co-location agreements, line access agreements and other material agreements specified by the Agent as is necessary to effect the collateral assignment thereof in accordance with SECTION 2.01, provided, however, (A) if such Acquisition is effected by way of the
          -----------------
          purchase of assets of or Equity Securities issued by an Internet service provider with less than 10,000 subscribers, such consents shall be obtained no later than ninety (90) days after the closing of such Acquisition; or (B) if such Acquisition is effected by way of the purchase of assets or Equity Securities issued by an Internet service provider with more than 10,000 subscribers, (x) all Material Consents (as defined below) shall be obtained no later than 30 days after the closing of such Acquisition and (y) all third party consents (other than Material Consents) shall be obtained no later than 60 days after the closing of such Acquisition.

                    For purposes hereof "Material Consents" shall mean (A) third
                                         -----------------
          party consents to (x) leases (except for leases covering POPs) and (y) agreements that provide internet backbone connections and (B) any other third-party consent deemed to be material in the sole discretion of the Agent.

                    (vii) Immediately prior to any such Acquisition and after giving effect thereto, no Default shall have occurred or be continuing;

                    (viii) The Agent shall have received copies of the legal opinions delivered by Seller(s) pursuant to such Acquisition Agreement in connection with such Acquisition, and a letter from each Person delivering an opinion (or authorization within in the opinion) authorizing reliance thereon by the Agent and the Lenders;

                    (ix) Without limiting the generality of the foregoing, after giving effect to such Acquisition (including any Loan therefor) the Borrower shall be in compliance with the provisions of SECTION 5,
          (i) calculated on a pro forma basis as of the end of and for the
                              --- -----
          fiscal period most recently ended prior to the date of such Acquisition, and (ii) under the Borrower's updated Projections referred to above. The Borrower shall provide to the Agent a certificate signed on behalf of the Borrower by its chief financial officer demonstrating such compliance in reasonable detail;

                    (x) The Borrower shall have executed and/or delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate Person), the following:

                    (A) With respect to the assets to be acquired pursuant to such Acquisition, and the applicable Seller(s), all Uniform Commercial Code financing statements, termination statements and all security and pledge agreements, securities pledge agreements, mortgages, deeds of trusts and related title insurance policies and all other Security Documents necessary and required by the Agent or its counsel in connection with the Borrower's compliance with SECTION 2.01;

                    (B) certified copies of the resolutions of the Borrower authorizing such Acquisition;

                    (C) Uniform Commercial Code, tax lien and judgment searches with respect to the assets to be acquired pursuant to such Acquisition and the applicable Seller(s) (and their predecessors as owners of such assets);

                    (D) updated certificates of insurance evidencing the additional insurance coverage and policy provisions required in this Agreement; or

                    (E) such other supporting documents and certificates as the Agent or Lenders may request; and

          (xi) In connection with an Acquisition involving the purchase or formation of a new Subsidiary and/or the execution of additional Security Documents or any other Loan Document, the Agent shall have received the favorable written opinions, addressed to the Agent and the Lenders, of the Companies' general counsel and local counsel in the jurisdictions where the assets subject to such Acquisition are located (in the case of local counsel opinions, relating to matters concerning the perfection of security interests in real property owned or leased by the Borrower or any Subsidiary (and, in the case of leased real property, with respect to which the Agent requests a collateral assignment or leasehold mortgage in accordance with SECTION 2.01(A)(IV)), such opinions to be in form and substance satisfactory to the Agent.

         (c) Any other Acquisition approved by the Required Lenders in their sole and absolute discretion prior to the Borrower making a binding commitment with respect thereto.

     PERMITTED INVESTMENTS.  (a) Investments in property to be used by any
     ---------------------
     Company in the ordinary course of business; (b) current assets arising from the sale of goods and services in the ordinary course of business; (c) investments (of one year or less) in direct or guaranteed obligations of the United States, or any agency thereof; (d) investments (of 90 days or less) in certificates of deposit of the Lenders or any other domestic commercial bank of recognized standing having capital, surplus and undivided profits in excess of $100,000,000, membership in the Federal Deposit Insurance Corporation ("FDIC") and senior debt rated carrying one
                                     ----
     of the two highest ratings of Standard & Poor's Ratings Service, A Division of McGraw Hill, Inc., or Moody's Investors Service, Inc. (an

     "Approved Institution"); (e) investments (of 90 days or less) in commercial
      --------------------
     paper given one of the two highest ratings by Standard and Poor's Ratings Service, A Division of McGraw Hill, Inc., or by Moody's Investors Service, Inc.; (f) investments redeemable at any time without penalty in money market instruments placed through the Lenders or Approved Institutions; (g) repurchase agreements fully collateralized by United States government securities; (h) deposits fully insured by the FDIC; (i) investments made prior to and after the date hereof in Subsidiaries, including the formation and capitalization of new Subsidiaries in connection with and as permitted under SECTION 7.04; (j) any Permitted Telecommunications Investment; (k) intercompany loans and advances and otherwise permitted under SECTION 7.01 and (l) short-term relocation and other personal loans to employees and advances to employees in the ordinary course of business for the payment of bona fide, properly documented, business expenses to be incurred on behalf
     ---- ----
     of the Companies, provided that the aggregate outstanding amount of all
                       --------
     such loans and advances shall not exceed $50,000 in the aggregate at any time.

     PERMITTED LIENS.  See SECTION 7.02.
     ---------------

     PERMITTED TELECOMMUNICATIONS INVESTMENT.  Any Acquisition by one or more
     ---------------------------------------
     Telecommunications Subsidiary of the assets or equity of other telecommunications businesses in accordance with the conditions set forth in paragraphs (a)(i) through (xi) of the definition of "Permitted Acquisitions" not to exceed the aggregate amount of $10,000,000 reduced by, without duplication, (x) the aggregate amount of Capital Expenditures directly attributable to the Telecommunications Subsidiaries or assets and the operation thereof and (y) the aggregate losses directly attributable to the Telecommunications Subsidiaries or assets and the operation thereof.

     PERSON OR PERSON.  Any individual, corporation, partnership, joint venture,
     ----------------
     trust, business unit, unincorporated organization, or other organization, whether or not a legal entity, or any government or any agency or political subdivision thereof.

     PLAN.  The Voyager.net, Inc. Amended and Restated 1998 Stock Option and
     ----
     Incentive Plan.

     PRICING PERIOD.  See SECTION 1.02.
     --------------

     PRICING RATIO.  See SECTION 1.02.
     -------------

     PROFORMA OPERATING CASH FLOW.  For any three-month period, Operating Cash
     ----------------------------
     Flow for such period plus pro forma Operating Cash Flow of any Subsidiaries
                               --- -----
     acquired, or generated by any assets acquired, during such period in Permitted Acquisitions, assuming such Permitted Acquisitions occurred on the first day of such period. The determination of "Operating Cash Flow" of any Subsidiary or assets acquired pursuant to a Permitted Acquisition,
     (1) shall be calculated in a manner consistent in all relevant respects with the method used to determine Operating Cash Flow hereunder and (2) shall account for only those items included in the definition of Operating Cash Flow hereunder that are directly attributable to such Subsidiary or assets and the operation thereof.

     PROJECTIONS.  See SECTION 4.15.
     -----------

     PROPERTIES.  See SECTION 4.18.
     ----------

     QUARTERLY DATES.  See SECTION 1.01.
     ---------------

     RATE HEDGING AGREEMENTS.  Any written agreements evidencing Rate Hedging
     -----------------------
     Obligations, including without limitation the LIBOR provisions of this Agreement.

     RATE HEDGING OBLIGATIONS.  Any and all obligations of the Borrower, whether
     ------------------------
     direct or indirect and whether absolute or contingent, at any time created, arising, evidenced or acquired (including all renewals, extensions, modifications and amendments thereof and all substitutions therefor), in respect of: (a) any and all agreements, arrangements, devices and instruments designed or intended to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including without limitation dollar-denominated or cross currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants and so-called "rate swap" agreements; and (b) any and all cancellations, buy-backs, reversals, terminations or assignments of any of the foregoing.

     RECOVERY.  See SECTION 1.13.
     --------

     RECOVERING PARTY.  See SECTION 1.13.
     ----------------

     REGISTRATION STATEMENT.  The Parent's registration statement (No. 333-
     ----------------------
     77917) under the Securities Act of 1933, as amended, relating to the Offering.

     REGULATION D.  Regulation D of the Board of Governors of the Federal
     ------------
     Reserve System, as the same may be amended or supplemented from time to time.

     REGULATORY CHANGE.  With respect to any Lender, any change after the
     -----------------
     Closing Date in any law, rule or regulation (including without limitation Regulation D) of the United States, any state or any other nation or political subdivision thereof, including without limitation the issuance of any final regulations or guidelines, or the adoption or making after the Closing Date (or, if later, the date as of which such Person became a Lender) of any interpretation, directive or request, applying to a class of banks in which such Lender is included under any such law, rule or regulation (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation thereof.

     RELATED LENDER PARTY.  With respect to any Lender, such Lender's parent
     --------------------
     company and/or any affiliate of such Lender which is at least fifty percent (50%) owned by such Lender or its parent company or, in the case of any Lender which is a fund investing in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such Lender or by a controlled affiliate of such investment advisor.

     REMEDIAL WORK.  All activities required under any Environmental Law,
     -------------
     including, without limitation, cleanup design and implementation, removal activities, investigation, field and laboratory testing and analysis, monitoring and other remedial and response actions, taken or to be taken, arising out of or in connection with Hazardous Materials, including without limitation all activities included within the meaning of the terms "removal," "remedial action" or "response," as defined in 42 U.S.C. Section 9601(23), (24) and (25).

     REQUIRED LENDERS.  (a) Lenders holding at least 60% of the aggregate
     ----------------
     amount of the unused Commitments; and thereafter, (b) Lenders holding at least 60% of the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the aggregate amount of the unused Commitments.

     REQUIRED PAYMENT.  See SECTION 1.14.
     ----------------

     RESTORATION PERIOD.  See SECTION 1.05(B).
     ------------------

     RESTRICTED PAYMENT.  Any distribution or payment of cash or property, or
     ------------------
     both, directly or indirectly (a) to any Affiliate of any Company or (b) any equityholder of any Company or any of their Affiliates, in each case for any reason whatsoever, including without limitation, salaries, loans, debt repayment, consulting fees, management fees, operating fees, expense reimbursements and dividends, distributions, put, call or redemption payments and any other payments in respect of equity interests; provided,
                                                                     --------
     however, that Restricted Payments shall not include any of the following:
     -------                           -----------------

       (i)  reasonable Transaction Costs, and

       (ii) transactions in the ordinary course of the business of the Companies, provided they comply with the provisions of SECTION 7.10.

     SECURITY AGREEMENTS.  The Security and Pledge Agreements dated as of
     -------------------
     the Closing Date or thereafter between (a) the Borrower and the Agent and
     (b) each other Company and the Agent, as amended from time to time in accordance with their respective terms.

     SECURITY DOCUMENT(S).  See SECTION 2.01.
     --------------------

     SOLVENT and SOLVENCY.  With respect to any Person on a particular date, the
     -------     --------
     condition that on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person of its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

     SUBORDINATED DEBT.  The Indebtedness evidenced by the (i) Borrower's
     -----------------
     Amended and Restated Subordinated Promissory Note dated September 23, 1998 in the principal amount of $2,101,197 made payable to the order of Horizon Cablevision I Limited Partnership and (ii) Horizon Telecommunications Inc.'s Amended and Restated Promissory Note dated September 23, 1998 in the principal amount of $100,000 made payable to the order of Horizon Cablevision I Limited Partnership.

     SUBSIDIARY. (a) Any corporation, association, joint stock company,
     ----------
     business trust or other similar organization of which more than 50% of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by the Borrower; (b) any other such organization the management of which is directly or indirectly controlled by a Borrower or a Subsidiary of the Borrower through the exercise of voting power or otherwise; or (c) any joint venture, association, partnership or other entity in which the Borrower has a 50% equity interest.

     TELECOMMUNICATIONS SUBSIDIARY.  A wholly owned Subsidiary formed for the
     -----------------------------
     sole purpose of making a Permitted Telecommunications Investment.

     TAXES.  See SECTION 1.09.
     -----

     THIRD PARTIES.  See SECTION 14.02.
     -------------

     TOTAL DEBT SERVICE.  For any period, the aggregate amount (determined on a
     ------------------
     combined or consolidated basis, as appropriate after eliminating intercompany items, in accordance with GAAP) of principal and premium, if any, and cash interest required to be paid during such period in respect of Total Funded Debt. For purposes of this definition, the aggregate amount of all principal required to be paid in respect of the Loans shall be limited to Scheduled Principal Payments.

     TOTAL FUNDED DEBT.  As of any date, Funded Debt of the Companies
     -----------------
     (excluding the Subordinated Debt) as of such date, determined on a consolidated basis in accordance with GAAP.

     TOTAL INTEREST EXPENSE.  For any period, Interest Expense for such period
     ----------------------
     which is payable, or currently paid, in cash.

     TOTAL INTEREST COVERAGE RATIO.  See SECTION 5.03.
     -----------------------------

     TRANSACTION COSTS.  For any period, nonrecurring out-of-pocket expenses
     -----------------
     (including attorneys' fees, investment banking fees, broker's fees and facility fees) accrued by any Company and owing to Persons who are not Affiliates of the Borrower during such period in connection with the closing of the transactions under this Agreement, and any other transactions occurring after the Closing Date which are consented to by the Required Lenders.

     YEAR 2000 COMPLIANT.  When used with regard to any Company or any of the
     -------------------
     Companies' suppliers, vendors and customers, all software, embedded microchips, and other processing capabilities utilized by, and material to the business operations or financial condition of, such entity are able to interpret and manipulate data on and involving all calendar dates correctly, including in relation to dates on or after January 1, 2000, and without causing a Material Adverse Effect.

     YEAR 2000 RISK.  The risk that the computer applications used by any
     --------------
     Company and its suppliers, vendors and customers may be unable to recognize and perform without error date-sensitive functions involving certain dates prior to any date after December 31, 1999.

     XII. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS; ACTIONS BY THE LENDERS.
          ----------------------------------------------------------------

    (a) This Agreement (including the Schedules hereto) and the other Loan Documents constitute the entire agreement of the parties herein and supersede any and all prior agreements, written or oral, as to the matters contained herein, and no modification or waiver of any provision hereof or of the Notes or any other Loan Document, nor consent to the departure by the Borrower or any other Person therefrom, shall be effective unless the same is in writing, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as hereafter provided, the consent of the Required Lenders shall be required and sufficient (i) to amend, with the consent of the Borrower, any term of this Agreement, the Notes or any other Loan Document or to waive the observance of any such term (either generally or in a particular instance or either retroactively or prospectively); (ii) to take or refrain from taking any action under this Agreement, the Notes, any other Loan Document or applicable law, including, without limitation, (A) the acceleration of the payment of the Notes, (B) the termination of the Commitments, (C) the exercise of the Agent's and the Lenders' remedies hereunder and under the Security Documents and (D) the giving of any approvals, consents, directions or instructions required under this Agreement or the Security Documents; provided
                                                                      --------
that no such amendment, waiver or consent shall, without the prior written consent of all of the Lenders or the holders of all of the Notes at the time outstanding,

    (1) extend the fixed maturity or reduce the principal amount of, or reduce the amount or extend the time of payment of any principal of, or interest or fees on, any Note (including the Applicable Margin but excluding mandatory unscheduled prepayments of the Notes under SECTIONS 1.05(b)),

    (2) increase or extend any Commitment of any Lender or extend the Maturity Date (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default shall not constitute any such increase or extension),

    (3) release any guaranties or all or substantially all of the Collateral, unless (x) such release of Collateral is in connection with a Disposition permitted under SECTION 7.03 or to which any required consent of the Required Lenders has been given and (y) substantially all of the Net Sale Proceeds of such sale are used to repay the Borrower's indebtedness to the Lenders hereunder or otherwise used in a manner permitted hereunder it being understood that no amendment or modification to the financial definitions in this Agreement and no waiver or modification of any condition precedent, covenant or Default shall constitute a reduction of interest or fees for purposes of this clause (1),

    (4) change the percentage referred to in the definition of "Required Lenders" contained in ARTICLE XI or materially alter the provisions of
    SECTION 1.13,

    (5) change any other provisions requiring the consent of all of the Lenders or the Required Lenders

    (6)  amend the provisions of this ARTICLE XII

    (7) consent to the assignment or transfer by the Borrower or any of its rights and obligations under this Agreement, provided, further that no such amendment, waiver, consent or other action shall, without the consent of the Agent, amend, modify or waive any provision of ARTICLE X as the same applies to the Agent or any other provision of any Loan Documents as same relates to the rights or obligations of the Agent; or

    (8) amend the provisions of or waive an Event of Default under paragraph (l) of Article VIII;

and provided, further, that neither notice to, nor the consent of the Borrower
    --------  -------
shall be required for any modification, amendment or waiver of the provisions of this ARTICLE XII governing the number of Lenders required to consent to any act or omission under the Loan Documents or of the definition of "Required Lenders".

    (b) Any amendment or waiver effected in accordance with this ARTICLE XII shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Borrower. The Lenders' failure to insist (directly or through the Agent) upon the strict performance of any term, condition or other provision of this Agreement, any Note, or any of the Security Documents, or to exercise any right or remedy hereunder or thereunder, shall not constitute a waiver by the Lenders of any such term, condition or other provision or default or

Event of Default in connection therewith, nor shall a single or partial exercise of any such right or remedy preclude any other or future exercise, or the exercise of any other right or remedy; and any waiver of any such term condition or other provision or of any such default or Event of Default shall not affect or alter this Agreement, any Note or any of the Security Documents, and each and every term, condition and other provision of this Agreement, the Notes and the Security Documents shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent default or Event of Default in connection therewith. An Event of Default hereunder and a default under any Note or under any of the Security Documents shall be deemed to be continuing unless and until waived in writing by the Required Lenders or all of the Lenders, as provided in paragraph (a) above.

    XIII.  BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS
           ----------------------------------------------------

     (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors and assigns, and all subsequent holders of any of the Notes or any portion hereof.

     (b) Each Lender may assign its rights and interests under this Agreement, the Notes and the Security Documents and/or delegate its obligations hereunder and thereunder, in whole or in part, and sell participations in the Notes and the Security Documents as security therefor, provided as follows:
                                             --------

          (i) Any such assignment (other than of all of a Lender's Notes and Commitments) made other than to another Lender or a Related Lender Party shall reflect an assignment of such assigning Lender's Notes and Commitments which is in an aggregate principal amount of at least $5,000,000, and if greater, shall be an integral multiple of $1,000,000.

          (ii) Notwithstanding any provision of this Agreement to the contrary, each Lender may at any time assign all or any portion of its rights under this Agreement and each of the other Loan Documents, including, without limitation, the Notes held by such Lender, to a Federal Reserve Bank (or equivalent thereof in the case of Lenders chartered outside of the United States); provided that no such assignment shall release a Lender from any of its obligations and liabilities under the Loan Documents. Any Federal Reserve Bank (or equivalent thereof) which receives such an assignment from any Lender may make further assignments of such rights in accordance with the provisions of this Section.

          (iii) Any assignments and/or delegations made hereunder shall be pursuant to an instrument of assignment and acceptance (the "Assignment
                                                                    ----------
       and Acceptance") substantially in the form of SCHEDULE 13(b)(iii) and the
       --------------                                ------------------
       parties to each such assignment shall execute and deliver to the Agent for its acceptance the Assignment and Acceptance together with any Note or Notes subject thereto. Upon such execution and delivery, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall become a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and outstanding Loans as set forth therein and (B) the assigning Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement as to that portion of its obligation being so assigned and delegated. The Assignment and Acceptance shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of the assignee as a Lender and the resulting adjustment of Commitments and outstanding Loans arising from the purchase by and delegation to such assignee of all or a portion of the rights and obligations of such assigning Lender under this Agreement.

          (iv) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and the assignee together with the Note(s) subject to such assignment and payment by the assignee to the Agent of a registration and processing fee of $3,000, the Agent shall accept such Assignment and Acceptance. Promptly upon delivering such Assignment and Acceptance to the Agent, the assigning Lender shall give notice thereof to the Borrower and the other Lenders pursuant to a Notice of Assignment and Acceptance substantially in the form of SCHEDULE 13(b)(iv). Within
                                                   ------------------
       five (5) Business Days after receipt of such notice, the Borrower shall execute and deliver to the Agent in exchange for such surrendered Note(s) one or more new Notes payable to the order of such assignee in an amount equal to the portion of the Commitments assumed, and the Loans purchased, by such assignee pursuant to such Assignment and Acceptance and one or more new Notes payable to the order of the assigning Lender in an amount equal to the portion of the Commitments and outstanding Loans retained by it hereunder. Each new Note shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form provided in SECTION 1.01. The canceled Note(s) surrendered by the assigning Lender shall be returned to the Borrower upon the execution and delivery of such new Note(s).

          (v) Each Lender may sell participations in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Notes held by
       it); provided, however, that, (A) the selling Lender shall remain obligated under this Agreement to the extent as it would if it had not sold such participation, (B) the selling Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) at no time shall the selling Lender agree with such participant to take or refrain from taking any action hereunder or under any other Loan Document, except that the selling Lender may agree not to consent, without such participant's consent, to any of the actions referred to in ARTICLE XII, to the extent that the same require the consent of each Lender hereunder, (D) all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation and no participant shall be entitled to receive any greater amount pursuant to this Agreement than the selling Lender would have been entitled to receive in respect of the amount of the participation transferred by such Lender to such participant had no such transfer occurred, and (E) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with the selling Lender in connection with such Lender's rights and obligations under this Agreement.

          (vi) Except for an assignment made to a separately organized branch or affiliate of a Lender, (x) no assignment referred to above shall be permitted without prior written consent of the Agent, which consent will not be unreasonably withheld or delayed and (z) no participation referred to above shall be sold without providing prior written notice thereof to the Agent, such notice to include the amount of the participation sold and the identity of the participant, and an undertaking by the selling Lender to provide to the Agent such additional information regarding such, anticipation as to Agent may reasonably request.

          (vii) Except during the existence of an Event of Default, no assignment by a Lender referred to above, other than to a Related Lender Party and other than under paragraph (b)(ii) of this Section, shall be permitted without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed.

          (viii) The Borrower may not assign any of its rights or delegate any of its duties or obligations hereunder.

          (ix) Any Lender may, in connection with any assignment or participation pursuant to this Section, disclose to the assignee or participant any information relating to any of the Companies furnished to such Lender by or on behalf of the Borrower and such assignee or participant shall treat such information as confidential.

     XIV. MISCELLANEOUS
          -------------

     SECTION 14.01.  SURVIVAL.  This Agreement and all covenants, agreements,
     -------------   --------
representations and warranties made herein and in the certificates delivered pursuant hereto, shall survive the making by the Lenders of the Loans and shall continue in full force and effect so long as any Obligation is outstanding and unpaid or any Lender has any obligation to advance funds to the Borrower hereunder.

     SECTION 14.02.  FEES AND EXPENSES; INDEMNITY; ETC. The Borrower
     -------------   ---------------------------------
agrees (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, interpretation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and any other Loan Documents and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of (i) counsel to the Agent and (ii) such agents of the Agent not regularly in its employ, accountants, other auditing services, consultants and appraisers engaged by or on behalf of the Agent or by the Borrower at the request of the Agent (collectively, "Third Parties"); (b) to pay or reimburse the Agent for all its
                -------------
reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes and any other Loan Documents, including, without limitation, the reasonable fees and disbursements of (i) counsel to the Agent and (ii) Third Parties; (c) following the occurrence of an Event of Default hereunder, to pay or reimburse the Lenders for the reasonable fees and disbursements of counsel for the respective Lenders engaged for the preservation or enforcement of such Lender's rights under this Agreement or any other Loan Documents relating to such Event of Default; (d) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes and any other Loan Documents; and (e) to pay, indemnify, and hold each Lender and the Agent (and their respective directors, officers, employees and agents) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or any transaction contemplated by, any Loan Document or the use or proposed use of the proceeds of the Loans or the refinancing or restructuring of the credit arrangement provided under this Agreement in the nature of a "work-out" or any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of the Borrower or any other party other than the Lender or Agent to any Loan Document (all the foregoing in this clause (e), collectively, the "indemnified liabilities"), provided, that the Borrower shall have no obligation
 -----------------------    --------
hereunder to the Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Agent or any such Lender. The agreements in this Section shall survive repayment of the Notes and all other amounts payable hereunder.

     Section 14.03.  NOTICE.
     -------------   ------

     (a) All notices, requests, demands and other communications provided for hereunder (including without limitation Loan Requests) shall be in writing (including telecopied communication) and mailed or telecopied or delivered to the applicable party at the addresses indicated below.

     If to the Agent:

         Fleet National Bank
         One Federal Street
         Mail Stop:  MAOFD03D
         Boston, Massachusetts  02110
         Attention:  Paula Lang
         Telecopy No.:  (617) 346-4346

and if to any Lender, at the address set forth on the appropriate signature page hereto or, with respect to any assignee of the Notes under ARTICLE XIII, at the address designated by such assignee in a written notice to the other parties hereto;

     in each case (except for routine communications), with a copy to:

          Edwards & Angell, LLP
          101 Federal Street
          Boston, Massachusetts 02110
          Telecopy No.:  (617) 439-4170
          Attention:  Leonard Q. Slap, Esquire

     If to the Borrower:

          Voyager Information Networks, Inc.
          4660 South Hagadorn, Suite 320
          East Lansing, Michigan 48823
          Attention:  Christopher Torto
          Telecopy No.:  (517) 324-8942

     with copies (except for routine communications) to:

          Goodwin Procter & Hoar LLP
          Exchange Place
          Boston, Massachusetts 02109
          Attention: David F. Dietz, P.C.
          Telecopy No.:  (617) 523-1231

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

     (b)  The address of the Agent for payment hereunder is as follows:

              Fleet National Bank, as Agent
              One Federal Street
              Mail Stop:  MAOFD03D
              Boston, Massachusetts  02110
              Attention:  Paula Lang
              Telecopy No.: (617) 346-4346

         SECTION 14.04.  GOVERNING LAW.  THIS AGREEMENT AND THE NOTES SHALL
         -------------   -------------
BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CONFLICTS OR CHOICE OF LAWS PROVISIONS THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION).

         SECTION 14.05.  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.
         -------------   ---------------------------------------------

     (A) THE BORROWER TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE OF MASSACHUSETTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS ARISING HEREUNDER OR UNDER THE NOTES OR THE SECURITY DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, THE BORROWER CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR U.S. CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY AT THE ADDRESS PROVIDED HEREIN. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     (B) WAIVER OF JURY TRIAL.  THE BORROWER HEREBY VOLUNTARILY AND IRREVOCABLY
         --------------------
WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE SECURITY DOCUMENTS OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

     SECTION 14.06.  SEVERABILITY.  Any provision of this Agreement, the
     -------------   ------------
Notes or any of the Security Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 14.07.  SECTION HEADINGS, ETC.  Any Article and Section
     -------------   ----------------------
headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 14.08.  SEVERAL NATURE OF LENDERS' OBLIGATIONS.
     -------------   --------------------------------------
Notwithstanding anything in this Agreement, the Notes or any of the Security Documents to the contrary, all obligations of the Lenders hereunder shall be several and not joint in nature, and in the event any Lender fails to perform any of its obligations hereunder, the Borrower shall have no recourse against any other Lender(s) who has (have) performed its (their) obligations hereunder. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, subject to the provisions of ARTICLE XII, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     SECTION 14.09.  COUNTERPARTS.  This Agreement may be executed in several
     -------------
counterparts, each of which shall be an original and all of which shall constitute one and the same Agreement.

     SECTION 14.10.  KNOWLEDGE AND DISCOVERY.  All references in this
     -------------   -----------------------
Agreement to "knowledge" of, or "discovery" by, the Borrower shall be deemed to include, without limitation, any such actual knowledge of, or discovery by any executive officer or the chief financial officer, if any, of the Borrower.

     SECTION 14.11.  AMENDMENT OF OTHER AGREEMENTS.  All references in this
     -------------
Agreement to other documents and agreements to which the Lenders are not parties (including without limitation the Acquisition Agreements) shall be deemed to refer to such documents and agreements as presently constituted and, except for any amendments and modifications not prohibited under SECTION 7.11, not as hereafter amended or modified unless the Required Lenders shall have expressly consented in writing to such amendment(s) or modification(s).

     SECTION 14.12.  DISCLAIMER OF RELIANCE.  THE BORROWER HAS NOT RELIED ON
     -------------   ----------------------
ANY ORAL REPRESENTATIONS CONCERNING ANY OF THE TERMS OR CONDITIONS OF THE LOANS, THE NOTES, THIS AGREEMENT OR ANY OF THE SECURITY DOCUMENTS IN ENTERING INTO THE SAME. THE BORROWER ACKNOWLEDGES AND AGREES THAT NONE OF THE OFFICERS OF THE AGENT OR ANY LENDER HAS MADE ANY REPRESENTATIONS THAT ARE INCONSISTENT WITH THE TERMS AND PROVISIONS OF THIS AGREEMENT, THE NOTES AND THE SECURITY DOCUMENTS, AND NEITHER THE BORROWER NOR ANY OF ITS AFFILIATES HAS RELIED ON ANY ORAL PROMISES OR REPRESENTATIONS IN CONNECTION THEREWITH.

     SECTION 14.13.  ENVIRONMENTAL INDEMNIFICATION.  Without limiting the
     -------------
generality of SECTION 14.02, in consideration of the execution and delivery of this Agreement by the Lenders and the making of the Loans, the Borrower hereby indemnifies, exonerates and holds the Lenders and each of their respective officers, directors, employees and agents (collectively, the "Indemnified
                                                              -----------
Parties") free and harmless from and against any and all actions, causes of
-------
action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified
                                                                 -----------
Liabilities"), incurred by the Indemnified Parties or any of them as a result
-----------
of, or arising out of:

     (a) any investigation, litigation or proceeding, including, without limitation, the assertion of any lien, related to any environmental cleanup, compliance action or release by any Company of any Hazardous Material or any other matter affecting any of the Properties and relating to the protection of the environment; or

     (b) the presence on or under, or the actual or threatened discharge or release from, any Property of any Hazardous Material whether or not such Hazardous Material originates or emanates from such Property or is present or threatening to affect such Property

     (c) personal injury, death or property damage arising under any statutory or common law tort theory of liability, including without limitation the maintenance of a nuisance; or

     (d) any other environmental condition arising at or affecting any of the Properties which is limited, prohibited or otherwise regulated by a federal, state or local agency charged with the enforcement of Environmental Laws.

The foregoing indemnification shall not apply to any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's negligence or misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Notwithstanding anything to the contrary herein contained, the obligations and liabilities under this Section shall survive and continue in full force and effect and shall not be terminated, discharged or released in whole or in part irrespective of whether all the Obligations have been paid in full or the Commitments have been terminated and irrespective of any foreclosure of any mortgage, deed of trust or collateral assignment on any real property or acceptance by any Lender of a deed or assignment in lieu of foreclosure.

     SECTION 14.14. INTEGRATION.
     -------------  -----------

     This Agreement constitutes an amendment and restatement of the Original Agreement in its entirety. The provisions contained herein, shall effective the Closing Date, be deemed to supersede the terms of the Original Agreement. All references to the Credit Agreement, Loan

Agreement in any of the Security Agreements, or other Security Documents (in each case as defined under the Original Agreement) shall after the effective date hereof refer to the Original Agreement as amended hereby. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Agent and the Lenders' with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                    [THE NEXT PAGES ARE THE SIGNATURE PAGES]

     IN WITNESS WHEREOF, the Agent, the Lenders and the Borrower have caused this Agreement to be duly executed by their duly authorized representatives, as a sealed instrument, all as of the day and year first above written.


                              BORROWER:
                              --------


                              VOYAGER INFORMATION NETWORKS, INC.


                              By: /s/ Christopher P. Torto
                                 --------------------------------------------
                                 Title: President and Chief Executive Officer


                              AGENT:
                              -----


                              FLEET NATIONAL BANK


                              By: /s/ Vincent J. Rivers
                                 ---------------------------------------
                                 Title: A.V.P.

                              LENDERS:
                              -------

                              FLEET NATIONAL BANK


                              By: /s/ Vincent J. Rivers
                                 ---------------------------------------
                                 Title: A.V.P.

                              Lending Office for all Loans:

                              Fleet National Bank
                              One Federal Street
                              Mail Stop:  MAOFD03D
                              Boston, Massachusetts  02110
                              Attention:  Paula Lang
                              Telecopy No.:    (617) 346-4346

                              Address for Notices:

                              Fleet National Bank
                              One Federal Street
                              Mail Stop:  MAOFD03D
                              Boston, Massachusetts 02110
                              Attention: Paula Lang
                              Telecopier No.:  (617) 346-4346


                              FINOVA CAPITAL CORPORATION


                              By: /s/ Jill Johnston
                                 ---------------------------------------
                                 Title: A.V.P.


                              Address for Notices:

                              FINOVA Capital Corporation
                              311 South Wacker Drive
                              Suite 4400
                              Chicago, Illinois 60606
                              Attention:  Portfolio Manager
                              Telecopy No.:  (312) 322-3530

                              and

                              FINOVA Capital Corporation
                              1850 N. Central Avenue
                              Phoenix, Arizona 85004
                              Attention:  Vice President, Law
                              Telecopy No.:  (602) 207-5036


                              STATE STREET BANK AND TRUST COMPANY


                              By: /s/ Hamilton H. Wood
                                 ---------------------------------------
                                 Title: Vice President

                              Address for Notices:

                              State Street Bank and Trust Company
                              225 Franklin Street
                              Boston, MA 02110
                              Attention:  Hamilton H. Wood
                              Telecopy No.:  (617) 664-3708

                              with a copy to:

                              Peter Palladino, Esquire
                              Choate, Hall & Stewart
                              Exchange Place
                              Boston, MA 02109


                              CIBC INC.


                              By: /s/ Laura Horn
                                 ---------------------------------------
                                 Title: Executive Director

                              Address for Notices:

                              CIBC Inc.
                              425 Lexington Avenue
                              8th Floor
                              New York, NY  10017
                              Attention:  Laura Hom
                              Telecopy No.:  (212) 856-3558

                              with a copy to:

                              CIBC Inc.
                              2 Paces West, Suite 1200
                              2727 Paces Ferry Road
                              Atlanta, GA  30339
                              Attention:  Chris Hiott

                                    JOINDER
                                    -------


     The undersigned joins in the execution of the foregoing Agreement for the purpose of agreeing to be bound by the provisions thereof applicable to it.



                                 VOYAGER.NET, INC.



                              By: /s/ Christopher Torto
                                 ---------------------------------------
                                 Title: